Post Q2 2014 Earnings Release Last updated August 20, 2014 I N V E S T O R R E F E R E N C E B O O K

2 The information contained in this presentation includes certain estimates, projections and other forward- looking information that reflect our current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, development activities, dividend strategies, repurchases of securities, effective tax rates, financial performance, and business model. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2013, the Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated August 20, 2014 to which the following supplemental slides are attached as Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides. Forward-Looking Statements

Table of Contents 3 4-18 19-37 38-49 50-53 54-57 58-62 63-67 68-78 79-90 91-94 Reconciliat ions to GAAP………………………………………………………………………………………………………………………………………………………..95-103 Growth……………………………………………………………………………………………………………………………………… Operational Init iat ives…………………………………………………………………………………………………………….. Guidance ………………………………………………………………………………………………………………………………………… Business Outlook: 2014 to 2016………………………………………………………………………………………………………………………………………… Operational Metrics……………………………………………………………………………………………………………………………………………………………. Our Company…………………………………………………………………………………………………………………………… Industry Structure………………………………………………………………………………………………………………………………………………………………. Historical Perspective…………………………………………………………………………………………………………………………………………. Free Cash Flow………………………………………………………………………………………………………………………………………. Refinancing and Delevering…………………………………………………………………………………………………………………………………………

Portfolio – As of June 30, 2014 103 Inpatient Rehabilitation Hospitals (“IRF”) • 31 operate as JV’s with Acute Care Hospitals 17 Outpatient Rehabilitation Satellite Clinics 25 Hospital-Based Home Health Agencies 28 + Puerto Rico Number of States ~ 23,800 Employees Key Statistics-Trailing 4 Quarters ~ $2.3 Billion Revenue 131,722 Inpatient Discharges 766,663 Outpatient Visits Patients Served Most Common Conditions (Q2 2014): 1. Neurological 24.1% 2. Stroke 16.6% 3. Other orthopedic conditions 9.5% 4. Fracture of the lower extremity 8.9% 5. Brain injury 8.4% 4 Marketshare ~ 9% of IRFs (Total in U.S. = 1,142) ~ 18% of Licensed Beds ~ 21% of Patients Served Our Company New Hospitals Littleton, CO; 40-bed hospital; began accepting patients May 15, 2013 Stuart, FL; 34-bed hospital; began accepting patients June 5, 2013 Under construction; 50-bed hospital in Altamonte Springs, FL; expect to be operational Q4 2014 Under construction; 50-bed hospital in Newnan, GA; expect to be operational Q4 2014 Under construction; 34-bed hospital in Middletown, DE; expect to be operational Q4 2014 Johnson City, TN; 26-bed hospital; expect to finalize by year-end 2014 Savannah, GA; 50-bed hospital; expect to begin operations in early 2015 Purchased land for 50-bed hospital in Modesto, CA; expect to be operational in Q1 2016 CON approved for 40-bed hospital in Franklin, TN; under appeal

Our Hospitals Major Services • Rehabilitation Physicians: manage and treat medical needs of patients • Rehabilitation Nurses: oversee treatment programs of patients • Physical Therapists: address physical function, mobility, safety • Occupational Therapists: promote independence and re-integration • Speech-Language Therapists: treat communication and swallowing disorders • Case Managers: coordinate care plan with physician, caregivers and family • Post-discharge services: outpatient therapy and home health 5 (1) Under this program, Joint Commission accredited organizations, like our hospitals, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates our commitment to excellence in providing disease-specific care. 96 of our hospitals hold one or more disease-specific certifications from The Joint Commission’s Disease- Specific Care Certification Program. (1)

Our Patients Admission to an IRF: • Physicians and acute care hospital case managers are key decision makers. • All IRF patients must meet reasonable and necessary criteria and must be admitted by a physician. • All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum). • IRF patients receive 24-hour, 7 days a week nursing care. • Average length of stay ~13.2 days 6 Most Common Conditions (Q2 2014): 1. Neurological 24.1% 2. Stroke 16.6% 3. Other orthopedic conditions 9.5% 4. Fracture of the lower extremity 8.9% 5. Brain injury 8.4% 6. Debility 8.1% 7. Knee/Hip replacement 7.0% 8. Major multiple trauma 4.2% 9. Cardiac 3.6% 10. All other 9.6% Referral Sources: 93% Acute Care Hospitals 6% Physician Offices/Home 1% Skilled Nursing Facilities Average Age of a HealthSouth Patient: • All patients = 72 • Medicare FFS = 76 As the 1946-1965 baby boom generation reaches 65, the growth in the number of beneficiaries increases from 2% to about 3%. (2) (1) Source: www.census.gov/population/projections/files/summary/NP2012-T12.xls (2) Center of Medicare & Medicaid Services, Medicare Trustee’s Report July 2014 – pages 11, 20, and 22 Age 2015 -2020 2020-2025 2025-2030 .65 to 69 years 2.4% 2.1% 0.1% .70 to 74 years 5.2% 2.5% 2.1% .75 to 79 years 4.3% 5.3% 2.6% .80 to 84 years 2.2% 4.5% 5.5% .85 to 89 years 0.3% 2.5% 4.8% Total 65 to 89 3.3% 3.1% 2.3% Census Data (1) - Population Growth by Age 5 Year CAGR

7 Our Quality • Inpatient rehabilitation hospitals evaluate all patients at admission and upon discharge to determine their functional status. − FIM is the tool for measuring functional independence. • The difference between the FIM scores at admission and upon discharge is called the “FIM Gain.” − The greater the FIM Gain, the greater the patient’s level of independence, the better the patient outcome. 35.5 35.6 36.4 36.8 27.7 27.8 27.9 28.0 24 26 28 30 32 34 36 38 2Q13 3Q13 4Q13 1Q14 FIM Gain (2) is based on the change from admission to discharge of an 18 point assessment. HealthSouth Average UDSMR Average (1) without HealthSouth Source: UDSMR Database (1) Beginning in Q1 2014, we will report quality outcomes without HealthSouth included in the UDSMR Average. As a result, we will be reporting one quarter in arrears. The UDS average is the risk adjusted average of a patient mix pulled from the UDS nation that is similar to the HealthSouth actual patient mix. Cases are placed into CMGs by admitting impairment code, functional status at admission, and sometimes age. (2) FIM instrument is a trademark of Uniform Data System for Medical Rehabilitation, a division of UB Foundation Activities, Inc.

Total Inpatient Rehabilitation Facilities (IRFs): 1,142 8 Our Cost-Effectiveness (1) The 103 for HLS includes all current HealthSouth Rehabilitation Hospitals, (2) In 2013, HealthSouth averaged 1,287 total Medicare and non-Medicare discharges per hospital in its 101 consolidated hospitals. (3) Case Mix Index (CMI) from the rate-setting file presented above are adjusted for short-stay transfer cases. HealthSouth’s unadjusted CMI for 2013 was 1.34 versus 1.29 for the industry as measured by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~70% of the industry, including HealthSouth sites. (4) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. Source: FY 2015 CMS Final Rule Rate Setting File (see slide 9) and the last publically available Medicare cost reports (FYE 2012/2013) or in the case of new IRFs, the December 2013 CMS Provider of Service File. • HealthSouth differentiates itself by:  “Best Practices” clinical protocols  Supply chain efficiencies  Sophisticated management information systems  Economies of scale Avg. Beds per IRF Avg. Medicare Discharges per IRF (2) Case Mix Index (3) Avg. Est. Total Cost per Discharge for FY 2015 Avg. Est. Total Payment per Discharge for FY 2015 HLS (1) = 103 66 932 1.24 $12,129 $18,529 Free- Standing (Non- HLS)= 143 61 617 1.21 $16,403 $19,413 Hospital Units = 896 24 229 1.16 $19,490 $19,533 Total 1,142 33 341 1.19 $16,975 $19,258 • The Avg. Est. Total Payment per Discharge has not been reduced by 2% for sequestration (4) • Medicare pays HealthSouth less per discharge, on average, and HealthSouth treats a higher acuity patient.

9 CMS Fiscal Year 2015 IRF Final Rule Rate Setting File Analysis Notes: (1) All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2015 IRF Final Rule rate setting file found at http://www.cms.gov/Medicare/Medicare-Fee-for-Service- Payment/InpatientRehabFacPPS/Data-Files.html. The data presented was devel- oped entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation. (2) The CMS file contains data for each of the 1,142 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2015 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2013 period and may or may not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a subset of Freestanding and the Total.

Workers’ Comp/ Patients/Other Our Payors (Q2 2014) 10 Managed Care (includes managed Medicare, which represents ~7% of total revenues) Other Third-Party Payors – 1.7% Medicaid- 1.8% Varies by state Prospective Payment System (“PPS”) – Payments based on Case Mix Groups (“CMGs”) • Diagnosis of patient’s treatment – Fixed payment per CMG adjusted for: • Acuity/severity • Regional wage differential • Patient outcomes – Per diems for “short stays” Medicare Payor Source Payment Methodology Per Diem or CMG – Negotiated rate – Some are “tiered” for acuity/severity 74.7% 18.3% 4.0% Variety of methodologies Variety of methodologies 3.7% 18.7 74.1%

Our Discharge Growth vs. Industry 11 1.4% 3.3% 2.9% 2.5% 0.4% 1.4% (0.5)% 2.3% 0.0% (0.7)% (2.0)% 0.4% 2010 2011 2012 2013 Q1 2014 Q2 2014 Same Store HealthSouth vs. Industry HLS Same Store UDS Industry Sites  Medicare Enrollment (Age 65+) is growing at approx. 3% per year.  TeamWorks = standardized and enhanced sales & marketing  Bed additions to existing facilities will enhance organic growth. ― 68 beds added in 2013 ― 95 beds added in 2012 (1) Includes consolidated HealthSouth inpatient rehabilitation hospitals classified as same store during that time period. That number was 99 for the three months ended June 30, 2014. (2) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~70% of industry, including HealthSouth sites classified as same store prior to 2011. HealthSouth’s volume growth has outpaced competitors’ (1) (2)

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Fairlawn (1) 0.6% St.Vincent's (2) 1.3% 1.2% 1.2% 1.3% New Store 2.1% 2.5% 2.8% 2.6% 1.1% 0.4% 1.0% 1.1% 1.2 1.2 0.7 1.7 2.5% 2.5% 2.0% 1.0% Same Store 0.6 3.4 5.0 3.5 4.0 1.7 5.0 1.9 1.7% 3.0% 2.2% 3.3% 3.2 1.3 0.4 1.4 Total by Qtr. 2.7% 5.9% 7.8% 6.1% 5.1% 2.1% 6.0% 3.0% 4.2 5.4 4.1 6.3 5.7% 3.8% 2.4% 3.0% Total y Year 3.1 5.2 4.6% 5.0 Our New-Store/Same-Store Growth 12 (1) HealthSouth acquired an additional 30% equity interest in Fairlawn Rehabilitation Hospital in Worcester, MA from its joint venture partner. This transaction increased HealthSouth’s ownership interest from 50% to 80% and resulted in a change in accounting for this hospital from the equity method to a consolidated entity effective June 1, 2014. (2) In Q3 2012, HealthSouth amended the joint venture agreement related to St. Vincent Rehabilitation Hospital in Sherwood, AR which resulted in a change in accounting for this hospital from the equity method of accounting to a consolidated entity. Moved to same store in Q3 2013. Ocala, FL (40 Beds) Cypress, TX (40 beds) Cincinnati, OH (40 beds) Augusta, GA (58 beds) Littleton, CO (40 beds) Stuart, FL (34 beds) HealthSouth’s volume growth is driven by bed expansions and new IRFs. Bristol, VA (25 beds) Sugar Land, TX (50 Beds)

$1,785 $1,878 $2,027 $2,162 $2,273 $2,332 2009 2010 2011 2012 2013 Trailing 4 Quarters Revenue Our Track Record 13 109,106 112,514 118,354 123,854 129,988 131,722 2009 2010 2011 2012 2013 Trailing 4 Quarters (1) Reconciliation to GAAP provided on slides 62 and 96 - 101. (2) 2010 includes an income tax benefit of ~$741 million primarily due to the reversal of a substantial portion of the valuation allowance against deferred tax assets. (3) Includes an approx. $115 million benefit related to a settlement with the IRS $77 $890 $159 $181 $325 $234 2009 2010 2011 2012 2013 Trailing 4 Quarters Income from Continuing Operations Attributable to HealthSouth (2) Discharge Volume $364 $410 $466 $506 $552 $575 2009 2010 2011 2012 2013 Trailing 4 Quarters Adjusted EBITDA (1) (3)

Our Track Record (con’t) 14 $1.66 $1.51 $1.25 $1.25 $1.52 $1.49 1 1.5 2 2.5 3 3.5 4 4.5 5 0 1 2 3 4 2009 2010 2011 2012 2013 Trailing 4 Quarters (billions) Leverage Ratio (1) 4.6x 2.6x Total Debt $155 $181 $243 $268 $331 $336 0 20 40 60 80 100 120 140 25 75 125 175 225 275 325 2009 2010 2011 2012 2013 Trailing 4 Quarters $119 (millions) Adjusted Free Cash Flow (2) Cash Interest Expense (1) Based on 2009 and trailing 4 quarters Adjusted EBITDA of $363.7 and $574.6 million, respectively; reconciliation to GAAP provided on slides 62 and 96-101. (2) Reconciliation to GAAP provided on slide 61. $98

15 Our Assets 103 (1) Inpatient Rehabilitation Hospitals: 6,884 Licensed Beds(2) 50 Own Building and Land 26 Own Building Only 27 Lease Building and Land (1) 1 of the 103 HealthSouth hospitals is nonconsolidated. For that hospital, we own the building only. (2) Excludes 41 licensed beds at the nonconsolidated hospital 3,443 Licensed Beds in CON States A Certificate of Need (CON) is a legal document required in many states and some federal jurisdictions before proposed acquisitions, expansions, or creations of facilities are allowed. HealthSouth has the option to purchase two leased properties in the next five years (2016 and 2018). 3,441 Licensed Beds in Non-CON States

Our Joint Venture Partnerships 16 1 Equity Method Joint Venture Hospital 30 Consolidated Joint Venture Hospitals 72 Consolidated 100% Ownership 31 joint venture hospitals in place include major healthcare systems: • Barnes-Jewish • University of Virginia Medical Center • Vanderbilt University • Geisinger Health System • Martin Health System • Monmouth Medical Center (Barnabas Health) • Yuma Regional Medical Center • Rockford Health System • HealthSouth’s management of IRF joint ventures began in 1991. • HealthSouth’s joint venture hospital partners own equity that ranges from 2.5% to 50%. • Expect to finalize joint ventures with Mountain States Health Alliance in Johnson City, TN by the end of 2014 and Memorial Health in Savannah, GA in early 2015

31 joint venture hospitals with acute care systems already in place (examples include): • Barnes-Jewish • University of Virginia Medical Center • Vanderbilt University Our Preparation for Shifts to Coordinated Care Delivery Models 17 Participation in new delivery models: • Exploring ACO participation in several markets • Participating in bundled payment pilots Installing clinical information systems (CIS) in all HealthSouth hospitals: • 51 installations completed as of August 1, 2014 • Cerner custom system capable of interfaces with all major acute care EMR systems • Participating in Health Information Exchanges (HIE) High-quality, cost-effective provider: • FIM® gains consistently exceed industry results • Scale and operating leverage contribute to low cost per discharge (1) • On average, Medicare pays HealthSouth less per discharge although HealthSouth treats a higher acuity patient. (1) Flexibility in managing physical plant: • 102 HealthSouth IRF’s are free-standing • 76 HealthSouth IRF’s are owned vs. leased Strong balance sheet and free cash flow: • No significant debt maturities prior to 2018 • Relatively low financial leverage • Ample liquidity under revolving credit facility • Consistently strong free cash flow (1) See slide 8. • Evolutionary rather than revolutionary • Strong balance sheet and free cash flow enhance flexibility

Our Strong and Sustainable Business Fundamentals • Bed expansion at existing hospitals • Flexible de novo strategy • Flexible IRF acquisition and unit consolidation strategy • Ability to pursue other post-acute sectors opportunistically Growth Opportunities • Strong balance sheet; ample liquidity, no near-term maturities • Minimal cash income tax expense ($12 - $17 million in 2014) • Substantial free cash flow generation; $0.21 per share quarterly cash dividend on common stock • Approx. $207 million common stock repurchase authorization remaining as of June 30, 2014 Financial Strength • #1 market share: above industry same-store growth and margins • Consistent achievement of high-quality, cost-effective care • Rollout of state-of-the-art clinical information system Industry Leading Position • Favorable demographic trends • Nondiscretionary nature of many conditions treated in IRFs • Highly fragmented industry Attractive Healthcare Sector 18 • Focused labor management • Continued improvements in supply chain • Significant operating leverage of G&A and occupancy expenses Cost-Effectiveness • Portfolio of strategically located, well-designed physical assets • 103 IRFs (1); 76 owned and 27 long-term, real estate leases • Option to purchase additional leased properties Real Estate Portfolio (1) Inclusive of one nonconsolidated entity

Industry Structure 19

Person a l He a lt hc a re: $2,360. 4 Source: Center for Medicare & Medicaid Services, National Health Expenditure Data for calendar year 2012 – Table 2 Overall Healthcare Spending 20 Hospital Care Includes Inpatient Rehabilitation, Long-Term Care Hospitals $882.3 $151.5 $752.3 $138.2 $77.8 $358.3 Nursing Care Facilities and Continuing Care Retirement Communities He a lt h C onsu m p tion S p en d : $2,633.4 Professional Services Other Health, Residential and Personal Care Home Health Care Retail of Medical Products $33.6 Government Administration $164.3 Net Cost of Health Insurance $75.0 Government Public Health $160.0 Investment National Healthcare Spending: $2,793.4 billion (billions)

Medicare 2013 Spending = $582.9 Billion (1) (1) Percentages are based upon total Medicare spending of $582.9 billion (does not include administrative expenses), Center of Medicare & Medicaid Services, Medicare Trustee’s Report July 2014 – page 11 (2) Inpatient Hospital includes spending for acute care hospitals along with, inpatient rehabilitation and long-term care hospital services; in 2012, Medicare spent $6.7 and $5.3 billion, respectively, for these services (MedPAC Databook to Congress, Medicare Program, June 2014 – Page 112). (3) Other Services reflects spending for hospice; in 2012, Medicare spent $15.1 billion for hospice services. (MedPAC Databook, Medicare Program, June 2014 – Page 186). Other Services also reflects spending for various other outpatient services. $ 28.4B Skilled Nursing $ 136.8B Inpatient Hospital (2) $ 68.6B Physician Payments $ 41.8B Outpatient Hospital $ 18.4B Home Health $ 69.3B Other Services (3) $ 145.9B Medicare Managed Care $ 69.3B Outpatient Rx 5% 24% 25% 12% 12% 7% 3% 12% $6.7B (1%) Inpatient Rehabilitation Hospitals (Included in Inpatient Hospitals) Medicare Part B Medicare Part C Medicare Parts A&B Medicare Part D Medicare Part A 21

Continuum of Healthcare Services Preventive Routine health care that includes screenings, check-ups, and patient counseling to prevent illnesses, disease, or other health problems 22 Acute Medical treatment of diseases for which a patient is treated for a brief but severe episode of illness Ambulatory Medical care delivered on an outpatient basis. e.g., blood tests, X-rays, endoscopy, certain biopsies, certain surgical procedures Post-Acute Medical care provided after a period of acute care. e.g., inpatient rehabilitation hospitals, long- term acute care, hospice, skilled nursing homes, home health

23 Medicare Spending on Post-Acute Services 1.8% 2.1% 2.2% 2.1% 1.9% 1.5% 1.4% 1.3% 1.2% 1.2% 1.2% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Inpatient rehabilitation spending (% of total Medicare spending) Total Medicare Spending on Post-Acute Services approx. $58.6 billion in 2012 Post-Acute Settings 2012 Medicare Margin Projected 2014 Medicare Margin Sources: MedPAC Data Book, Medicare Program, June 2014 – pages 5, 112, 115, 121, and 129, MedPAC Report to Congress, Medicare Payment Policy, March 2014 – Pages 203, 227, 257 and 279. (1) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. 13.8% 12.0% 14.4% 12.6% 11.1% 11.8% 7.1% 6.5% Projected 2014 Medicare margins do not reflect the effect of 2% sequestration (1). For example, taking sequestration into account, the projected inpatient rehabilitation margin for 2014 would be approx. 10.0%. $0 $5 $10 $15 $20 $25 $30 $35 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Skilled nursing facilities Home health agencies Inpatient rehabilitation hospitals Long-term acute care hospitals

Geographic Distribution of IRFs, 2012 24 Source: MedPAC Report to Congress, Medicare Payment Policy, March 2014 – page 243

Supply of IRFs remained stable in 2012 25 Source: MedPAC Report to Congress, Medicare Payment Policy, March 2014 – page 247 Note: IRF (inpatient rehabilitation facility). For all years, the rural/urban breakdown is by Core-Based Statistical Area (CBSA) definition. For 2012, the ownership of four facilities is unknown. Type of IRF 2004 2005 2006 2008 2010 2011 2012 2004-2008 2008-2011 All IRFs 1,221 1,235 1,225 1,202 1,179 1,165 1,166 -0.4% -1.0% Urban 1,024 1,027 1,018 1,001 981 972 973 -0.6 -1.0 Rural 197 208 207 201 198 193 193 0.5 -1.3 Freestanding 217 217 217 221 233 234 239 0.5 1.9 Hospital based 1,004 1,018 1,008 981 946 931 927 -0.6 -1.7 Nonprofit 768 768 758 738 729 711 698 -1.0 -1.2 For profit 292 305 299 291 294 294 307 -0.1 0.3 Government 161 162 168 173 156 158 157 1.8 -3.0 Average Annual Change

Inpatient Rehabilitation Sector Margins 26 Type of IRF 2004 2006 2008 2009 2010 2011 2012 All IRFs 100% 16.7% 12.4% 9.3% 8.4% 8.7% 9.8% 11.1% Urban 91.2 17.0 12.6 9.5 8.6 9.0 10.2 11.4 Rural 8.8 13.9 10.6 7.2 5.9 5.6 6.1 7.3 Freestanding 45.3 24.7 17.5 18.1 20.5 21.3 22.9 23.8 Hospital based 54.7 12.2 9.6 3.8 0.2 -0.4 -0.1 0.8 Nonprofit 46.9 12.8 10.7 5.3 2.3 2.1 2.6 2.1 For profit 45.8 24.4 16.3 16.8 19.0 19.6 21.0 22.9 Government 7.3 N/A N/A N/A N/A N/A N/A N/A Number of beds 1 to 10 2.5 3.4 -3.8 -4.8 -11.6 -10.0 -6.8 -7.8 11 to 21 19.0 9.6 7.0 0.5 -2.7 -3.2 -3.3 -1.9 22 to 59 42.3 16.1 12.4 8.3 6.5 6.9 8.0 9.3 60 or more 36.2 22.6 17.5 16.9 18.3 18.4 19.4 20.9 Share of Medicare discharges 2012 Margins Note: IRF (Inpatient rehabilitation facility), N/A (not applicable). Government-owned facilities operate in a different financial context from other facilities, so their margins are not necessarily comparable. Their margins are not presented separately here, although they are included in the margins for other groups (e.g., all IRFs), where applicable. Source: MedPAC analysis of Medicare cost report data from CMS. Medicare Report to Congress, Medicare Payment Policy Report, March 2014 - page 256

Inpatient Rehabilitation Standardized Comparison of Costs 27 Note: IRF (Inpatient rehabilitation facility). Costs per discharge are standardized for the wage index, case mix, and outliers. Government-owned facilities operate in a different financial context from other facilities, so costs are not necessarily comparable. *Reflects small cell size (17 facilities). Source: MedPAC analysis of 2012 standard analytical file and Medicare cost report data from CMS. Medicare Report to Congress, Medicare Payment Policy Report, March 2014 – page 255 Mean Adjusted Cost Per Discharge Type of IRF All IRFs $15,738 Hospital based 16,592 Freestanding 12,469 Nonprofit 15,824 For profit 14,858 Government 17,644 Urban 15,349 Rural 17,747 Number of beds 1 to 10 17,653 11 to 21 16,462 22 to 59 15,524 60 or more 12,953 Quartile Characteristic Low Cost High Cost Number of IRFs 271 271 Percent: Hospital based 45.80% 93.70% Freestanding 54.2 6.3 Nonprofit 38 63.1 For profit 59.4 18.5 Government 2.6 18.5 Urban 94.5 69 Rural 5.5 31 Median Medicare Margin: All 26.40% -25.50% Hospital based 21.8 -25.7 Freestanding 29.2 -20.4 Median: Number of beds 42 17 Occupancy rate 69% 52% Case-mix index 1.26 1.20 Median costs per discharge: All $10,929 $19,671 Hospital based 11,542 19,608 Freestanding 10,488 20,143* Mean adjusted costs per discharge are lower for freestanding IRFs and larger facilities. High margins among both hospital-based and freestanding IRFs are in the low-cost quartile of standardized costs.

28 Post-Acute Care ("PAC") Setting Percent Discharged from Hospital to PAC Setting Percent Rehospitalized after Using PAC Setting Percent Died in PAC Setting Skilled Nursing Facility 17.3% 22.0% 5.4% Home Health 16.0% 18.1% 0.8% Long-Term Care Hospital 1.0% 10.0% 15.5% Inpatient Rehabilitation 3.2% 9.4% 0.4% Inpatient Psychiatric 0.5% 8.7% 0.4% Hospice 2.1% 4.5% 82.2% TOTAL 40.0% 18.0% 6.2% Readmission Rates Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay. Source: MedPAC Data Book, Healthcare Spending and the Medicare program, June 2008 – Chart 9-3

“60% Rule”: Medicare Regulation for Rehabilitation Hospitals 29 1983 1983: 75% Rule established -- Requires 75% of IRF patients to have a qualifying condition if the IRF is to maintain reimbursement on a “cost plus” basis vs. “prospective” ( i.e., fixed) basis. The 60% Rule requires at least 60% of all patients admitted must have at least one medical diagnosis or functional impairment from a list of 13 compliant conditions (a.k.a “compliant conditions” or “CMS-13”). 2002 2004 2007 2002: IRF reimbursement transitions to prospective payment system (“PPS”) 2002: CMS suspends 75% Rule implementation 2004: “New” 75% Rule initiated with a “new” list of “qualifying conditions” 2007: 75% Rule permanently changed to “60 Rule” with passage of “Medicare, Medicaid & SCHIP Extension Act of 2007” Paid for through a Medicare price rollback & 18-month freeze from 4/1/2008 to 9/30/2009

Inpatient Rehabilitation Hospital (IRF): Qualifying Conditions 30 1. Stroke 2. Brain injury 3. Amputation 4. Spinal cord 5. Fracture of the femur 6. Neurological disorder 7. Multiple trauma 8. Congenital deformity 9. Burns 10. Polyarthritis (includes “joint replacement”) Original Qualifying Conditions 1. Stroke 2. Brain injury 3. Amputation 4. Spinal cord 5. Fracture of the femur 6. Neurological disorder 7. Multiple trauma 8. Congenital deformity 9. Burns 10. Osteoarthritis (after less intensive setting) 11. Rheumatoid arthritis (after less intensive setting) 12. Joint replacement 13. Systemic vasculidities (after less intensive setting) New Qualifying Conditions Became  Bilateral  Age > 85  Body mass index > 50 % Lower extremity joint replacement 2006 2008 2011 2012 2013 HealthSouth 14.6% 10.9% 8.4% 8.2% 7.6% UDS Industry minus HealthSouth 17.5% 13.6% 11.4% 10.8% 9.6%

Alternative to ”Re-Setting” “60% Rule” to “75% Rule”: Cap IRF Outlier Payments @ 10% 31 Hospital Deciles HLS Non-HLS Total HLS Non-HLS Total % HLS Non-HLS Total 90-100 - 114 114 -$ 114,351,232$ 114,351,232$ 50.9% N/A 2,459$ 2,459$ 80-90 - 114 114 -$ 41,028,154$ 41,028,154$ 18.2% N/A 1,150$ 1,150$ 70-80 1 113 114 242,676$ 24,397,432$ 24,640,108$ 11.0% 288$ 771$ 758$ 60-70 2 112 114 294,475$ 16,349,747$ 16,644,222$ 7.4% 118$ 513$ 485$ 50-60 4 111 115 375,197$ 10,698,466$ 11,073,663$ 4.9% 82$ 369$ 330$ 40-50 8 107 115 523,738$ 7,370,767$ 7,894,505$ 3.5% 68$ 287$ 237$ 30-40 9 105 114 352,834$ 4,679,602$ 5,032,436$ 2.2% 51$ 187$ 158$ 20-30 18 96 114 432,323$ 2,427,819$ 2,860,142$ 1.3% 23$ 96$ 65$ 10-20 33 81 114 324,874$ 885,953$ 1,210,827$ 0.5% 10$ 40$ 23$ 0-10 28 86 114 24,319$ 72,296$ 96,615$ 0.0% 1$ 4$ 2$ Totals 103 1,039 1,142 2,570,436$ 222,261,468$ 224,831,904$ 100.0% # of Hospitals Total Outlier Payments Avg Outlier Payment per Discharge Outlier observations: • 10% of IRFs receive 51% of the outlier payments; None are HealthSouth. • HealthSouth receives approx. 1% of the IRF outlier payments despite treating approx. 25% of the Medicare patients/discharges. • As a result of outlier payments, CMS pays HealthSouth approx. $731 less per discharge than other providers. • Capping IRF outlier payments at 10% could save Medicare approx. $600 million over 10 years. Mo re E ff icient Le ss Source: FY 2015 CMS Final Rule Rate Setting File (see slide 9)

IRF-PPS Fiscal Year 2015 Final Rule: Key Provisions 32 The final rule: • Will implement a net 2.2% market basket increase − 2.9% market basket increase − (20 bps) Affordable Care Act reduction − (50 bps) Affordable Care Act productivity reduction • Updates the outlier threshold • Includes a new data collection requirement (beginning on October 1, 2015) that will capture the minutes/mode of therapy. CMS plans to use this data to potentially support future rule making in this area. • CMS made revisions to the list of codes it uses to presumptively test compliance with the 60% Rule. − The rule eliminates an additional 10 post-amputation ICD-9-CM codes used for presumptive testing − Code changes made in FY 2014 and 2015 will become effective for compliance review periods beginning on or after October 1, 2015 • ICD-10-CM cross walk from ICD-9-CM (effective no earlier than October 1, 2015) CMS finalized: • Changes to IRF patient assessment instrument (“PAI”) • Two new quality measures for FY 2017: Facility-Wide Inpatient Hospital- Onset Methicillin-Resistant Staphylococcus aureus Bacteremia Outcome Measure and Facility-Wide Inpatient Hospital-Onset Clostridium difficile Infection Outcome Measure • To begin validation audits to ensure completeness and accuracy of submitted quality data. Pricing: • Net pricing impact to HealthSouth expected to be approx. +2.3% for FY 2015 before sequestration (1) • Because of its efficient cost structure, HealthSouth receives very few outlier payments despite higher acuity patients (see slide 31). Update to Payment Rates Coding: • Post-amputation cases represent approx. 0.5% of HealthSouth’s Medicare discharges New Quality Reporting Quality: • HealthSouth will supplement existing quality reporting systems to meet the new requirements. (1) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. This automatic reduction, known as “sequestration,” anniversaried April 1, 2014. Source: http://ofr.gov/(S(z30ikq54j5qye1ox5hjkmnr2))/OFRUpload/OFRData/2014-10321_PI.pdf HealthSouth Observations 60 Percent Rule – Update to Presumptive Methodology Code List

Improving Medicare Post-Acute Care Transformational Act of 2014 (IMPACT Act of 2014) 33 Take Aways  Comprehensive post- acute care reform bill  Introduced as a bill 06/26/2014  Acknowledges that existing information is not comparable across settings  Requires collection of additional quality and clinical data prior to recommending post acute care payment reforms beginning in FY 2019  Could potentially be voted on in 2014 Summary: H.R.4994 — 113th Congress (2013-2014) Improving Medicare Post-Acute Care Transformation Act of 2014 or the IMPACT Act of 2014 - Amends title XVIII (Medicare) of the Social Security Act to direct the Secretary of Health and Human Services (HHS) to: (1) require post-acute care (PAC) providers to report standardized patient assessment data, data on quality measures, and data on resource use and other measures; (2) require the data to be interoperable to allow for its exchange among PAC and other providers to give them access to longitudinal information so as to facilitate coordinated care and improve Medicare beneficiary outcomes; and (3) modify PAC assessment instruments applicable to PAC providers for the submission of standardized patient assessment data on such providers and enable assessment data comparison across all such providers. Directs the Secretary to: (1) provide confidential feedback reports to PAC providers on their performance with respect to required measures; and (2) arrange for public reporting of PAC provider performance on quality, resource use, and other measures. Directs the Medicare Payment Advisory Commission (MEDPAC) to: (1) evaluate and recommend to Congress features of PAC payment systems that establish, or a unified PAC payment system that establishes, payment rates according to characteristics of individuals instead of according to the PAC setting where the Medicare beneficiary involved is treated; and (2) recommend to Congress a technical prototype for a PAC prospective payment system. Directs the Secretary to reduce by 2% the update to the market basket percentage for skilled nursing facilities which do not report assessment and quality data. (1) Directs the Secretary to study: (1) the effect of individuals' socioeconomic status on quality, resource use, and other measures for individuals under the Medicare program; and (2) the impact on such measures of specified risk factors. Source: https://beta.congress.gov/bill/113th-congress/house-bill/4994 (1) Quality reporting requirements and potential penalties were enabled for IRFs as part of the Healthcare Reform Bill (PPACA). The IMPACT ACT of 2014 requires additional quality and clinical data for IRFs to be subject to the original 2% penalty.

Post-Acute Payment Reform – A Complicated Issue 34 (1) Post-Acute Care Payment Reform Demonstration Report to Congress Supplement—Interim Report, May 2011, RTI International 2005: • The Deficit Reduction Act of 2005 directed CMS to conduct a study aimed at reforming and harmonizing the disparate methods of paying for services in post-acute settings that could be substituted for one another. • The study required utilization of a uniform patient assessment instrument. • CMS contracted with Research Triangle Institute (RTI) to perform the study. 2012: • RTI released a 353 page report (1). • IRF patients had: ― Greatest self-care change (improvement) ― Greatest change in overall mobility improvement • Data are preliminary and more research is forthcoming. Next steps (1) : • Refinement of existing models • Additional models predicting discharge destinations, mortality, and length of stay • Further work in examining resource intensity, costs, and outcomes to better understand and validate preliminary findings • Further analysis of patient- specific cost of non-therapy ancillary use is needed to understand how their costs vary by patient complexity • Consideration around the desirability and feasibility of a composite cost measure that combines therapy, non-therapy ancillaries, and fixed costs • Additional analysis that attempts to link selected outcomes to payment and other incentive structures

Different Levels of Services 35 Rehab Hospital Nursing Home Average length of stay (1) = 12.9 days Covered days per admission (1) = 27.4 days Discharge to community (1) = 69.9% Discharge to community (1) = 30.6% Requirements: Requirements: Rehab hospitals must also satisfy regulatory/policy requirements for hospitals, including Medicare hospital conditions of participation. No similar requirement; Nursing homes are regulated as nursing homes only All patients must be admitted by a rehab physician. No similar requirement Rehab physicians must re-confirm each admission w/n 24 hours. No similar requirement All patients, regardless of diagnoses/condition, must demonstrate need and receive at least three hours of daily intensive therapy. No similar requirement All patients must see a rehabilitation physician “in person” at least three times weekly. No similar requirement; some SNF patients may go a week or longer without seeing a physician, and often a non- rehabilitation physician. Rehab hospitals required to provide 24 hour, 7 days per week nursing care; many nurses are RNs and rehab nurses. No similar requirement Rehab hospitals are required to use a coordinated interdisciplinary team approach led by a rehab physician; includes a rehab nurse, a case manager, and a licensed therapist from each therapy discipline who must meet weekly to evaluate/discuss each patient’s case. No similar requirement; Nursing homes are not required to provide care on a interdisciplinary basis and are not required to hold regular meetings for each patient. Rehab hospitals are required to follow stringent admission/coverage policies and must carefully document justification for each admission; further restricted in number/type of patients (60% Rule) Nursing homes have comparatively few policies governing the number or types of patients they treat. (1) MedPAC, Report to the Congress: Medicare Payment Policy, March 2014 – Pages 189, 244, and 254.

36 CMS: Inpatient Rehabilitation vs. Skilled Nursing “… MedPAC’s analysis of recent quality measure data related to rehospitalizations suggests that quality of care within SNFs has not been improving … Since 2000, one outcome measure (the risk-adjusted rate of rehospitalization for any of five care-sensitive conditions) exhibited almost no change … … shifting IRF patients toward SNF care does not necessarily improve the quality of care provided to the beneficiaries. A March 2005 report in the Archives of Physical Medicine and Rehabilitation found that 81.1 percent of IRF patients were discharged to home, compared to 45.5 percent of SNF residents. Additionally, IRF patients appeared to have shorter lengths of stay, averaging approximately a 13-day stay, compared to the average 36-day stay for a SNF resident. Finally, when patients discharged from each setting were reviewed 24 weeks after discharge, IRF patients had consistently better outcomes and displayed a faster rate of recovery.” “Given these findings, we do not agree with those commenters who would assume that shifting patients from the IRF setting to a SNF setting is necessarily more beneficial to the patient or the Medicare Trust Fund.” Source: http://www.gpo.gov/fdsys/pkg/FR-2011-08-08/pdf/2011-19544.pdf

Future Regulatory Risk Inpatient Rehabilitation Facility Skilled Nursing Facility Long-Term Acute Care Hospital Home Health Hospice 1. Re-basing payment system No Yes; Rebased in FY 2012 (-12.6%) Starting in FY 2016, LTCHs will be paid “site-neutral payment” rates for certain types of cases; such cases will not be subject to the LTCH >25 day avg. length-of-stay rule Yes; CY 2012 re-weighted case weights and payment from high therapy to low or no therapy; Further rebasing required as part of PPACA starting in 2014 Yes: Required by PPACA no sooner than Oct.1, 2013 2. Major outlier payment adjustments No No Yes; implemented short stay outlier change end of 2012 Yes; 10% cap per agency No 3. Upcoding adjustments No No 3.9% payment adjustment for FY 2013; phased in over 3-year period Yes; -1.32% payment adjustment for CY 2013 No 4. Patient criteria No; 60% Rule admission criteria already in place No Legislation implementing admission criteria being phased in on or after Oct. 2015 No; Patient – physician “face- to-face” encounter & new therapy documentation implemented in 2011 No; Patient – physician “face-to-face” encounter implemented in 2011 5. Healthcare Reform • Market basket update reductions • Known • Known • Known • Known • Known • Productivity adjustments • Began FY 2012 • Began FY 2012 • Began FY 2012 • Begins 2015 • Began FY 2013 • Bundling pilot established • Began 2013 • Began 2013 • Began 2013 • Began 2013 • N/A • Independent Payment Advisory Board • CY 2019 • FY 2015 • CY 2019 • CY 2015 • CY 2019 • New quality reporting requirements • Being implemented • Being implemented • Being implemented • Being implemented • Being implemented • Value based purchasing • Pilot begins 2016 • Begins FY 2019 • Pilot begins 2016 • Post 2013 • Pilot begins 2016 • Hospital readmission penalties • Post 2013 • Begins FY 2019 • Post 2013 • N/A • N/A 6. Other Changes to ICD-9-CM Codes under Presumptive testing for compliance review periods beginning on or after Oct.1, 2015; PAI changes to record mode/minutes of therapy beginning Oct. 1, 2015 Distinct Calendar Days of Therapy captured for therapy payment purposes; Forecast error reduction of 0.5% implemented FY 2014 MMSEA 25% patient threshold relief extended through September 30, 2017; Moratorium on new LTCHs (with limited exception) & LTCH bed additions through Sept. 30, 2017 Limits on transfer of ownership Modified wage index system being phased in over 7-year period beginning in FY 2010; Removal of “Adult failure to thrive” & “Debility” as primary diagnosis beginning Oct. 1, 2014 • Future efforts to address the cost associated with the prevention of the statutory decrease of more than 20% in Medicare physician reimbursement referred to as the “doc-fix” • Extended “Outpatient Therapy Caps” and manual medical review through March 31, 2015, and increased the multiple procedure payment reduction to 50% effective April 2013. 7. Deficit Reduction • The Budget Control Act of 2011 includes a reduction of 2% (known as “Sequestration”) to Medicare payments for all providers that began on April 1, 2013. (as modified by H.R. 8). The Protecting Access to Medicare Act modified these cuts in FY 2024 by requiring a 4% reduction to Medicare payments during the first half of FY 2024 and no cuts (0%) to Medicare payments during the second half of FY 2024. Specific Post-Acute Regulatory Changes Sources: Healthcare Reform Bill (PPACA, HERA), CMS Regulatory published rules and MMSEA and Pathway for SGR Reform Act of 2013 Protecting Access to Medicare Act of 2014 37

Historical Perspective 38

Historical Perspective: Massive Restructuring Effort 2004 thru early 2008 39 December 2004 June 2005 December 2005 June 2006 December 2006 June 2007 December 2007 Reached DOJ/CMS Settlement ($325M) Filed 2000- 2003 Form 10-K Completed Senior Notes Offering ($1.0B) Announced Divestitures Finalized Securities Litigation Settlement ($445M) Received Tax Recovery ($440M) Completed Corporate Campus Sale ($44M) Cured Bond Defaults Secured New Bank Credit ($2.55B) Reached SEC Settlement ($100M) Relisted on NYSE Completed Divestitures ($1.2B) • 1+million man-hours to reconstruct financial statements • 1.4 million accounts analyzed  92% required adjustment • All government settlements paid in full by YE 2007 Recruited:  New Board of Directors  New Management team Sale of 400K shares of 6.50% Convertible Perpetual Preferred Stock June 2008

40 • Continued focus on delevering (approx. $151 million in debt repaid) • Focused on organic growth; TeamWorks sustainability module rolled out • Issued 5 million shares for securities litigation settlement (Q3) • Received first Medicare market basket update in 18 months (Q4) • Reinvigorated development efforts (Q4) • Healthcare reform passed; reduced future market basket updates • Weak acute care referral volumes • Adjusted annual volume growth target to 2.5-3.5% • Development efforts paid off ― 2 de novos, 2 IRF acquisitions, 2 unit acquisitions • Completed Senior Notes offering with 2018 and 2022 maturities (7.25% and 7.75% coupon, respectively) • Refinanced term loans and revolver (Q4) ― Repaid $151.2 million in debt ― Gained flexibility to repay the 10.75% notes that were due in 2016 and callable beginning in June 2011 Historical Perspective (1) Reconciliation to GAAP provided on slides 62 and 97-101. 2009: Focused on Debt Reduction with Increased Emphasis on Organic Growth 2010: Focused on Debt Reduction with Increased Emphasis on Organic Growth Adjusted EBITDA (1) $364 $410 $466 $506 $552 2009 2010 2011 2012 2013

41 Historical Perspective (1) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. (2) Reconciliation to GAAP provided on slides 62, 96-99, and 101. $50 $100 $150 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 (millions) 2011 Adjusted EBITDA (2) = $466.2 • Grew volumes 5.2% • Sold five long-term acute care hospitals (LTCHs); closed remaining LTCH • Raised $122 million by reopening 2018 and 2022 Senior Notes • Retired approx. $501 million of 10.75% Senior Notes due 2016 • Opened one de novo (Cypress); acquired Drake; received approval for two CONs • Slowed development efforts due to regulatory uncertainty; reinstated development efforts once the BCA (1) outcome was known. 2011: Focused on Accelerating Organic Growth and Deployment of Free Cash Flow

42 Historical Perspective • Established 2012 – 2014 business model (1) ― 2.5-3.5% discharge growth; 5-8% Adjusted EBITDA CAGR ― 12-17% adjusted free cash flow CAGR • Purchased 46,645 shares of our convertible perpetual preferred stock for $46.5 million • Upgraded to Ba3 and BB– by Moody’s and S&P, respectively • Amended senior secured credit facility • Issued $275 million of 5.75% Senior Notes maturing 2024 • Redeemed 10% of the 2018 and 2022 Senior Notes (~$65 million in Q4) • Continued development efforts: one de novo, two unit consolidations (1) 2014 - 2016 business model on slide 51 supersedes 2012 – 2014 business model. (2) Reconciliation to GAAP provided on slides 62, 96-99, and 101. $50 $100 $150 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 (millions) 2011 Adjusted EBITDA (2) = $466.2 2012 Adjusted EBITDA (2) = $505.9 2012: Focused on Accelerating Organic Growth and Deployment of Free Cash Flow

43 Historical Perspective • Established 2013 – 2015 business model (1) (includes sequestration(2)) ― 2.5-3.5% discharge growth; 4-8% Adjusted EBITDA CAGR;10-14% adjusted free cash flow CAGR • Completed tender offer for 9.5% of then-outstanding common shares (Q1) • Entered into agreements with the IRS resulting in increase of gross federal NOL by approx. $283 million • Opened two de novo hospitals (Q2); acquired 58-bed inpatient rehabilitation hospital in Augusta, GA (April 1) • Amended senior secured credit facility, extending maturity date and increasing flexibility (restricted payments) • Initiated quarterly cash dividend of $0.18 per share of common stock • Redeemed 10% of the 2018 and 2022 Senior Notes (~$58 million in Q4) • Exchanged 257,110 shares of Convertible Perpetual Preferred Stock for $320 million of newly issued 2.0% Convertible Senior Subordinated Notes due 2043 (Q4) (1) 2014 - 2016 business model on slide 51 supersedes 2013 - 2015 business model. (2) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. (3) Reconciliation to GAAP provided on slides 62, 96-99, and 101. $50 $100 $150 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 (millions) 2011 Adjusted EBITDA (3) = $466.2 2012 Adjusted EBITDA (3) = $505.9 2013 Adjusted EBITDA (3) = $551.6 2013: Focus on Growth and Shareholder Value

44 Historical Perspective • Established 2014 – 2016 business model ― 2.5-3.5% discharge growth; 4-8% Adjusted EBITDA CAGR; • Adjusted EBITDA negatively impacted by $8 million for sequestration. • Repurchased $43.1 million of common stock (1,303,201 shares) • Increased ownership and consolidated Fairlawn Rehabilitation Hospital (110 beds) (1) Reconciliation to GAAP provided on slides 62, 96-99, and 101. $50 $100 $150 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Q413 Q114 Q214 6 months 2014 Adjusted EBITDA (1) = $296.8 (millions) 2011 Adjusted EBITDA (1) = $466.2 2012 Adjusted EBITDA (1) = $505.9 2013 Adjusted EBITDA (1) = $551.6 2014: Focus on Growth and Shareholder Value

Sequestration Anniversaried MMSEA (Final Establishment of 60% rule) Sequestration Began Price Increase: Less PPACA Adjustment PPACA Signed Into Law CMS Implemented New Coverage Criteria for IRF Admissions 1st Medicare IRF Price Increase Since 2007 Medicare Price Rollback & 18-Month Freeze 45 HealthSouth has successfully managed through Medicare payment cuts and an economic recession… Recession Discharges Adjusted EBITDA ($millions) 25,000 26,000 27,000 28,000 29,000 30,000 31,000 32,000 33,000 34,000 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150

Revenues & Expenses 46 (1) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (2) Excludes loss on disposal or impairment of assets Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Revenues (m illions) 2014 2014 2013 2013 2013 2013 2012 2012 2012 2012 2013 2012 Inpatient 569.7$ 558.2$ 537.5$ 528.8$ 527.4$ 537.1$ 518.1$ 498.9$ 495.0$ 500.6$ 2,130.8$ 2,012.6$ Outpatient and other 34.7 33.0 34.6 35.2 37.1 35.5 34.8 38.1 38.4 38.0 142.4 149.3 Consolidated net operating 604.4$ 591.2$ 572.1$ 564.0$ 564.5$ 572.6$ 552.9$ 537.0$ 533.4$ 538.6$ 2,273.2$ 2,161.9$ (Actual Amounts) Discharges 33,620 32,889 32,906 32,307 32,645 32,130 31,695 30,569 30,719 30,871 129,988 123,854 Net patient revenue / discharge 16,945$ 16,972$ 16,334$ 16,368$ 16,156$ 16,716$ 16,346$ 16,320$ 16,114$ 16,216$ 16,392$ 16,250$ Expenses (m illions) Salaries and benefits 285.3$ 286.1$ 272.0$ 269.5$ 273.6$ 274.6$ 269.5$ 262.3$ 257.4$ 261.0$ 1,089.7$ 1,050.2$ Percent of net operating revenues 47.2% 48.4% 47.5% 47.8% 48.5% 48.0% 48.7% 48.8% 48.3% 48.5% 47.9% 48.6% EPOB (employees per occupied bed) (1) 3.39 3.32 3.47 3.48 3.43 3.31 3.46 3.46 3.41 3.34 3.42 3.42 Hospital-related expenses 122.7$ 121.3$ 118.4$ 116.9$ 117.8$ 116.4$ 114.8$ 111.0$ 112.6$ 112.0$ 469.5$ 450.4$ (other operating (2) , supp., occ.) Percent of net operating revenues 20.3% 20.5% 20.7% 20.7% 20.9% 20.3% 20.8% 20.7% 21.1% 20.8% 20.7% 20.8% General and administrative 23.2$ 23.4$ 24.8$ 22.6$ 23.0$ 23.9$ 24.6$ 23.2$ 22.1$ 23.9$ 94.3$ 93.8$ (excludes stock-based compensation) Percent of net operating revenues 3.8% 4.0% 4.3% 4.0% 4.1% 4.2% 4.4% 4.3% 4.1% 4.4% 4.1% 4.3% Provision for doubtful accounts 9.3$ 7.5$ 3.6$ 8.0$ 7.0$ 7.4$ 7.2$ 7.0$ 6.5$ 6.3$ 26.0$ 27.0$ Percent of net operating revenues 1.5% 1.3% 0.6% 1.4% 1.2% 1.3% 1.3% 1.3% 1.2% 1.2% 1.1% 1.2% Full Year

Adjusted EBITDA History (1) 47 Q2 Q1 Q4 Q3 Q2 Q1 6 Months 6 Months (Millions) 2014 2014 2013 2013 2013 2013 2014 2013 2013 2012 Net operating revenues 604.4$ 591.2$ 572.1$ 564.0$ 564.5$ 572.6$ 1,195.6$ 1,137.1$ 2,273.2$ 2,161.9$ Less: Provision for doubtful accounts (9.3) (7.5) (3.6) (8.0) (7.0) (7.4) (16.8) (14.4) (26.0) (27.0) Net operating revenues less provision for doubtful accounts 595.1 583.7 568.5 556.0 557.5 565.2 1,178.8 1,122.7 2,247.2 2,134.9 Operating expenses: Salaries and benefits (285.3) (286.1) (272.0) (269.5) (273.6) (274.6) (571.4) (548.2) (1,089.7) (1,050.2) Hospital-related expenses: Other operating expenses (2) (84.6) (83.2) (80.1) (79.7) (79.3) (78.0) (167.8) (157.3) (317.1) (299.4) Supplies (27.8) (27.6) (27.1) (25.5) (26.6) (26.2) (55.4) (52.8) (105.4) (102.4) Occupancy costs (10.3) (10.5) (11.2) (11.7) (11.9) (12.2) (20.8) (24.1) (47.0) (48.6) (122.7) (121.3) (118.4) (116.9) (117.8) (116.4) (244.0) (234.2) (469.5) (450.4) General and administrative expenses (3) (23.2) (23.4) (24.8) (22.6) (23.0) (23.9) (46.6) (46.9) (94.3) (93.8) Equity in nonconsolidated affiliates 2.6 4.3 3.0 2.0 3.3 2.9 6.9 6.2 11.2 12.7 Other income (4)(5) 1.0 1.7 1.3 0.6 1.9 0.7 2.7 2.6 4.5 3.6 Noncontrolling interests (14.8) (14.8) (15.3) (14.1) (13.8) (14.6) (29.6) (28.4) (57.8) (50.9) Adjusted EBITDA 152.7$ 144.1$ 142.3$ 135.5$ 134.5$ 139.3$ 296.8$ 273.8$ 551.6$ 505.9$ (1) Reconciliation to GAAP provided on slides 62, 96-98, and 101. Q2 Q1 Q4 Q3 Q2 Q1 6 Months 6 Months 2014 2014 2013 2013 2013 2013 2014 2013 2013 2012 In arriving at Adj. EBITDA, the following were excluded: (2) Loss on disposal or impairment of assets $1.7 $ 1.3 $ 1.6 $ 2.5 $ 1.7 $ 0.1 3.0$ 1.8$ $ 5.9 $ 4.4 (3) Stock-based compensation expense 7.0 7.3 5.8 6.2 6.5 6.3 14.3 12.8 24.8 24.1 (4) Gain related to our consolidation of St. Vincent Rehabilitation Hospital - - - - - - - - - 4.9 (5) Gain related to our consolidation of Fairlawn Rehabilitation Hospital 27.2 - - - - - 27.2 - - - Full Year Full Year

Outstanding Share Summary, Warrant Information, Conversion Price (millions) 2014 2013 2014 2013 2013 2012 2011 2010 2009 Basic shares outstanding (1) (2) (3) 86.7 86.1 87.0 90.0 88.1 94.6 93.3 92.8 88.8 Diluted shares outstanding (1) (2) (3) (4) 100.6 99.8 100.8 103.4 102.1 108.1 109.2 108.5 103.3 FY FY FY (millions) 2014 2013 2014 2013 2013 2012 2011 Basic shares outstanding (1) (2) (3) 86.5 86.1 86.5 86.1 86.8 94.6 93.3 Convertible perpetual preferred stock (4) 0.096 0.353 0.096 0.353 0.096 0.353 0.400 If converted, equivalent common shares 3.2 11.6 3.2 11.6 3.2 11.6 13.1 Convertible senior subordinated notes (4) $320.0 - $320.0 - $320.0 - - If converted, equivalent common shares 8.2 - 8.2 - 8.1 - - Date Convertible perpetual preferred stock 7/2/2014 Convertible senior subordinated notes 7/2/2014 Conversion Price 25.4896 Approx. $30.01 $39.23 Conversion Rates 33.3222 Approx. 6 months 6 months Weighted Average for the Period Full Year End of Period Q2 Q2 48 (1)(2)(3)(4) – Notes on slide 49

Outstanding Share Summary, Warrant Information, and Conversion Price Notes 49 (1) The Company purchased 9,119,450 common shares in Q1 2013 through a tender offer at a price of $25.50 per share. (2) 10 million warrants (pre-October 2006 reverse split) were issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. The warrants expired on January 16, 2014. The holders of these warrants chose both cash and cashless exercises into shares of our common stock. Prior to warrant expiration, 755,323 shares of our common stock were issued upon exercise between September 30, 2013 and January 16, 2014. (3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are included in the outstanding shares. The warrants to purchase approx. 8.2 million shares of common stock at a strike price of $41.40 (expire January 17, 2017) were not assumed exercised for the dilutive shares outstanding because they were antidilutive in the periods presented. (4) The difference between the basic and diluted shares outstanding is primarily related to the convertible senior subordinated notes and our convertible perpetual preferred stock (convertible into 8.2 million and 3.2 million common shares, respectively, as of June 30, 2014). a. On November 18, 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of the Company’s 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded approx. $249 million as debt and approx. $71 million as equity. The convertible notes are convertible, at the option of the holders, at any time on or prior to the close of business on the business day immediately preceding December 1, 2043 into shares of the Company’s common stock at a conversion rate of approx. 25.4896 shares per $1,000 in principal amount, which is equal to a conversion price of approximately $39.23 per share, subject to customary antidilution adjustments. The Company has the right to redeem the convertible notes before December 1, 2018 if the volume weighted average price of the Company’s common stock is at least 120% ($47.08) of the conversion price of the convertible notes for a specified period. On or after December 1, 2018, the Company may, at its option, redeem all or any part of the convertible notes. In either case, the redemption price will be equal to 100% of the principal amount of the convertible notes to be redeemed, plus accrued and unpaid interest. As a result of the transaction, the dividend on the convertible perpetual preferred stock was reduced from approx. $5.7 million per quarter to approx. $1.6 million per quarter. b. The 96,245 shares of preferred stock outstanding after the exchange transaction are convertible at the option of the holder, at any time into shares of common stock at a conversion price of $30.01 per share, which is equal to a conversion rate of approx. 33.3222 shares of common stock per share of preferred stock, subject to a specified adjustment. We may at any time cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% ($45.02) of the conversion price of the preferred stock.

Business Outlook 2014 to 2016 (as of August 20, 2014) 50

Business Outlook: 2014 to 2016(1) Business Model • Adjusted EBITDA CAGR: 4-8% (2) • Continued strong free cash flow generation Strategy Leverage < 3.0x Debt to Adjusted EBITDA < 3.0x Debt to Adjusted EBITDA (subject to shareholder value-creating opportunities) Core Growth Same-store Growth (Includes bed expansions and unit consolidations) Consider opportunistic, disciplined acquisitions (1) If legislation affecting Medicare is passed, HealthSouth will evaluate its effect on the Company’s business model. (2) This is a multi-year CAGR; annual results may fall outside the range. Reconciliation to GAAP provided on slides 62,96,97, and 101. 51 New IRF’s = 3 Littleton, CO, Stuart, FL, Augusta, GA Key Operational Initiatives • Enhancing outcomes and patient experience • Implementing CIS: Target 20 hospitals/year; Installation complete in 51 hospitals as of August 1, 2014; Expect installation at all hospitals by YE2017. New IRF’s Altamonte Springs, FL; Newnan, GA; Middletown, DE Opportunistic Growth Bed expansion = 68 • Positioning for evolving delivery and payment models: ACO, bundling, etc. Shareholder Distributions • Quarterly cash dividends (increased from $0.18 to $0.21 per common share) • Opportunistic share repurchases ($43.1 million; 1,303,201 common shares repurchased in first 6 months of 2014) $234 million common stock tender; initiated dividends 2013 2014 2015 2016 Potential depletion of the federal NOL during the 2014 to 2016 timeframe will affect Cash Flow CAGR. New IRF’s (target of 4-6/year)

Business Outlook: Revenue Assumptions 52 Revenue Volume • 2.5% to 3.5% annual growth (excludes acquisitions) • Includes bed expansions, de novos and unit consolidations Payor Mix by Discharges 72% 7% 21% FY 2014 (3) FY 2015 (4) FY 2016 Q4 13 - Q3 14 Q4 14 - Q3 15 Q4 15 - Q3 16 Market basket update (1) 2.6% 2.9% 2.9% Healthcare reform reduction 30 bps 20 bps 20 bps Healthcare reform productiv ity adjustment 50 bps 50 bps ~ 100 bps Medicare Pricing 2014 2015 2016 2-4% 2-4% 2-4% Expected Price Increases Managed Care Medicare Managed Care Other (1) Medicare IRF-PPS Notice for FY 2014, Medicare IRF-PPS Final Rule for FY 2015, and management’s estimate for FY 2016. (2) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. This automatic reduction, known as “sequestration,” will result in a net year-over-year decrease to our net operating revenues of approx. $9 million in 2014 (anniversaried April 1, 2014). (3) HealthSouth believes, based on the Medicare IRF-PPS Rule for FY 2014, it should realize a net increase of approx. 1.95% in FY 2014 before sequestration. (4) HealthSouth believes, based on the Medicare IRF-PPS Final Rule for FY 2015, it should realize a net increase of approx. 2.3% in FY 2015 before sequestration. 2% Sequestration (2)

Business Outlook: Expense Assumptions 53 Expense Salaries & Benefits (1) Hospital Expenses • Other operating expenses and supply costs tracking with inflation • Occupancy costs declining as a percent of revenue • Bad debt expense of approx. 1.5% 2014 2015 2016 Merit increases 2.0-2.5% 2.0-2.5% 2.0-2.5% Benefit costs in reases 5-8% 5-8% 5-8% General and Administrative ~4% of revenue (excludes stock-based compensation) Salaries & Benefits Hospital Expenses (1) Salaries, Wages and Benefits: ~ 89% Salaries and Wages; ~11% Benefits.

Guidance (as of August 20, 2014) 54

2014 Guidance - Adjusted EBITDA(1) (as of August 20, 2014) 55 (1) Reconciliation to GAAP provided on slides 62, 96, and 101 Considerations for July through December:  Revenue growth of 6.0% to 7.0% ― Discharge growth between 4.3% and 5.3% (includes 180 bps for Fairlawn) ― Revenue per discharge growth between 2.3% and 2.6% ― Lower outpatient revenues  2013 second half benefited from reductions to self-insurance reserves, including $6.7 million attributable to lowering the Company’s statistical confidence level.  Includes the impact for the ramp up of three de novo hospitals  Bad debt expense of approx. 1.5% of revenue Considerations for full-year 2014:  Adjusted EBITDA impact of approx. $8 million (net of noncontrolling interests) for sequestration (sequestration anniversaried on April 1, 2014)  Increased operating expense of approx. $4 million for continued implementation of CIS and a TeamWorks project to enhance the patient experience $570 million to $580 million (previous guidance $555 million to $565 million)

2014 Guidance – EPS (as of August 20, 2014) 56 Actual Low High (In Millions, Except Per Share Data) 2013 Adjusted EBITDA 551.6$ 570$ 580$ Interest expense and amortization of debt discounts and fees (100.4) Depreciation and amortization (94.7) Stock-based compensation expense (24.8) Other, including noncash loss on disposal and impairment of assets (5.9) 325.8 320 330 Certain Nonrecurring Expenses: Government, class action, and related settlements 23.5 1 Professional fees - accounting, tax, and legal (9.5) Loss on early extinguishment of debt (2.4) - Gain related to consolidation of Fairlawn Rehabilitation Hospital - 27 Pre-tax income 337.4 341 351 Income tax (12.7) (122) (126) Income from continuing operations (1) 324.7 219 225 Income allocated to participating securities (2) (3.4) (2) (2) Convertible perpetual preferred dividends (2) (21.0) (6) (6) Repurchase of convertible perpetual preferred stock (2) (71.6) - - After-tax convertible debt interest expense (3) - 8 8 Basic shares (2) 88.1 87.0 87.0 Diluted shares (3) 102.1 101.0 101.0 Earnings per share (1) 2.59$ (2)(4) 2.25$ (3) 2.31$ (3) EPS Guidance (7) (7) 2014 (112) (106) (25) Considerations:  Higher depreciation and amortization related to recent capital investments  Higher interest expense and amortization of debt discounts and fees related to the exchange of convertible senior subordinated notes for convertible perpetual preferred stock (3)  Assumes provision for income tax of approx. 36%, which has been reduced primarily as the result of the nontaxable gain related to the Fairlawn transaction (cash taxes expected to be $12 - $17 million for full-year 2014)  Basic and diluted share counts reflect first six months 2014 share repurchase activity. (1) Income from continuing operations attributable to HealthSouth (2) The income allocated to participating securities, the convertible perpetual preferred dividends, and the repurchase premium on preferred stock need to be subtracted from income from continuing operations to calculate basic earnings per share. (3) The interest and amortization related to the convertible senior subordinated notes must be added to income from continuing operations when calculating diluted earnings per share. (4) Diluted earnings per share are the same as basic earnings per share due to antidilution. Earnings per Share from Continuing Operations Attributable to HealthSouth (1) $2.25 to $2.31 (Previous guidance $1.86 to $1.91)

Income Tax Considerations GAAP Considerations: •As of 6/30/14, the Company’s federal NOL had a gross balance of approx. $761 million. • The Company has a remaining valuation allowance of approx. $30 million related to state NOLs. Cash Tax Payments: • In 2014, the Company expects to pay approx. $12 million to $17 million of income tax, net of refunds. • HealthSouth is not currently subject to an annual use limitation (“AUL”) under Internal Revenue Code Section 382 (“Section 382”). An “ownership change,” as defined by Section 382, could subject the Company to an AUL, which would approximate the value of the Company at the time of the “ownership change” multiplied by the long- term tax exempt rate. 57

Free Cash Flow 58

Adjusted Free Cash Flow (1) Considerations 59 Certain Cash Flow Items (2) (millions) 2013 Actual 6 Months 2014 Actual 2014 Assumptions • Cash interest expense (3) $95.4 $49.4 $100 • Cash payments for taxes, net of refunds $7.7 $11.4 $12 to $17 • Working capital and other $19.6 $22.2 $15 to $25 • Maintenance CAPEX (4) $74.8 $47.8 $90 to $100 • Dividends paid on preferred stock $23.0 $3.1 $6 Reflects: • Continued investment in the CIS and hospital refresh projects • Timing of maintenance capital expenditures in 2013 and 2014 $243 $268 $331 $336 2011 2012 2013 Trailing 4 Qtrs. Adjusted Free Cash Flow (1) (millions) (1) Reconciliation to GAAP provided on slide 61. (2) Definition of adjusted free cash flow is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and nonrecurring items. Common stock dividends (approx. $16 million paid in Q4 2013 and approx. $66 million projected for 2014) are not included in the calculation of adjusted free cash flow. (3) Net of amortization of debt discounts and fees (4) 2013 benefited by approx. $12 million for equipment purchases that were invoiced in Q4 2013 and paid in early 2014.

Priorities for Reinvesting Free Cash Flow 60 Growth in Core Business Debt Reduction Shareholder Distribution (1) Issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of the Company’s 6.5% Series A Convertible Perpetual Preferred Stock. Excluding fees, no cash was used in the transaction. The Company recorded approx. $249 million as debt and approx. $71 million as equity. (2) On July 17, 2014, the board of directors approved a $0.03 per share, or 16.7%, increase to the quarterly cash dividend on the Company’s common stock. On July 25, 2013, the board of directors initiated a quarterly cash dividend on the Company’s common stock of $0.18 per share. (3) On February 14, 2014, the board of directors approved an increase in our existing common stock repurchase authorization from $200 million to $250 million. The $234 million reflects the tender offer completed in Q1 2013 for approx. 9.5% of the common shares. (millions) 2013 6 Months 2014 Actual 2014 Assumptions Bed expansions (target ~ 80 beds/yr) and unit consolidations $24.9 $8.4 $25 to $35 New IRF's (target 4-6/yr) 55.5 24.9 55 to 75 Fairlawn transaction - 15.9 - $80 to $110, excluding $80.4 $49.2 acquisitions 2013 6 Months 2014 Actual 2014 Assumptions Debt pay down, net (1) ($264.0) - N/A Purchase leased properties 90.3 19.4 $19.4 Convertible preferred stock repurchase (1) 249.0 - - Cash dividends on common stock (2) 15.7 31.6 66 Common stock repurchase (~$207 million authorization remaining as of 234.1 43.1 TBD June 30, 2014) (3) $325.1 $94.1 TBD Remain s H ig h e st P rio rit y Objectives Achieved Complements Growth Investments

Adjusted Free Cash Flow 61 (Millions) 2014 2013 2014 2013 2013 2012 2011 2010 2009 128.0$ 105.4$ 235.1$ 226.8$ 470.3$ 411.5$ 342.7$ 331.0$ 406.1$ 1.0 (0.5) 1.2 0.2 1.9 (2.0) (9.1) (13.2) (5.7) 129.0 104.9 236.3 227.0 472.2 409.5 333.6 317.8 400.4 less fees to derivative plaintiffs' attorneys Capital expenditures for maintenance (1) (17.6) (16.8) (47.8) (35.7) (74.8) (83.0) (50.8) (37.9) (33.2) Net settlements on interest rate swaps - - - - - - (10.9) (44.7) (42.2) Div idends paid on convertible perpetual preferred stock Distributions paid to noncontrolling interests of consolidated affiliates Non-recurring items: UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys - - - - - - - - (73.8) Net premium paid on bond issuance/redemption - - - - 1.7 1.9 22.8 - - Cash paid for professional fees - accounting, tax, and legal Cash (received) paid for government, class action, and related settlements (0.6) (1.3) (0.6) (1.3) (5.9) (2.6) 5.7 2.9 11.2 Income tax refunds related to prior periods - - - - - - (7.9) (13.5) (63.7) Adjusted free cash flow 97.9$ 72.5$ 163.0$ 158.2$ 330.9$ 268.0$ 243.3$ 181.4$ 155.4$ Cash dividends on common stock 15.8$ - 31.6$ - 15.7$ - - - - (26.0) (46.3) (32.6) Full Year 15.316.1 7.0 (23.0) 17.2 (34.4) Net cash provided by operating activities (49.3) (25.4) (23.9) (11.5) Net cash provided by operating Impact of discontinued operations (10.7) (3.1) (24.6) 2.2 21.0 (26.0) (44.2) 2.0 (26.0) 6 months 3.6 3.6 Q2 (1.5) (5.8) (13.4) (1) Maintenance capital expenditures are expected to be $90 to $100 million in 2014. Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

(Millions) 2014 2013 2014 2013 2013 2012 2011 2010 2009 Net cash provided by operating activities 128.0$ 105.4$ 235.1$ 226.8$ 470.3$ 411.5$ 342.7$ 331.0$ 406.1$ Provision for doubtful accounts (9.3) (7.0) (16.8) (14.4) (26.0) (27.0) (21.0) (16.4) (30.7) Professional fees—accounting, tax, and legal 2.0 2.2 3.6 3.6 9.5 16.1 21.0 17.2 8.8 Interest expense and amortization of debt discounts and fees 27.8 24.4 55.7 48.6 100.4 94.1 119.4 125.6 125.7 UBS Settlement proceeds, gross - - - - - - - - (100.0) Equity in net income of nonconsolidated affiliates 2.6 3.3 6.9 6.2 11.2 12.7 12.0 10.1 4.6 Net income attributable to noncontrolling interests in continuing operations (14.8) (13.8) (29.6) (28.4) (57.8) (50.9) (47.0) (40.9) (33.3) Amortization of debt discounts and fees (3.2) (1.0) (6.3) (2.0) (5.0) (3.7) (4.2) (6.3) (6.6) Distributions from nonconsolidated affiliates (3.1) (1.6) (6.5) (5.0) (11.4) (11.0) (13.0) (8.1) (8.6) Current portion of income tax expense (benefit) 3.0 (1.3) 6.6 0.5 6.3 5.9 0.6 2.9 (7.0) Change in assets and liabilities 17.6 23.2 44.5 36.2 48.9 58.1 41.4 5.7 9.1 Net premium paid on bond issuance/redemption - - - - 1.7 1.9 22.8 - - Cash used in (provided by) operating activities of discontinued operations 1.0 (0.5) 1.2 0.2 1.9 (2.0) (9.1) (13.2) (5.7) Other 1.1 1.2 2.4 1.5 1.6 0.2 0.6 2.0 1.3 Adjusted EBITDA 152.7$ 134.5$ 296.8$ 273.8$ 551.6$ 505.9$ 466.2$ 409.6$ 363.7$ Q2 Full Year6 Months Net Cash Provided by Operating Activities Reconciled to Adjusted EBITDA 62

Refinancing and Delevering 63

$287 Senior Notes (2) 8.125% ($ in millions) $272 Senior Notes 7.25% $252 Senior Notes (2) 7.75% $275 Senior Notes (2) 5.75% 2014 2017 2018 2018 2019 2020 2021 2022 2023 2024 2043 $15 Drawn + $37 LC Debt Maturity Profile $600 Revolver L+175 June 30, 2014 (1) $548 Undrawn • 10% of the outstanding principal is callable per annum at 103%. (1) Does not include approx. $93 million of convertible perpetual preferred stock, approx. $86 million of capital leases, and approx. $45 million of other note payables. (2) The 2022, and 2024 Senior Notes become callable in 2015, and 2017, respectively. (3) On November 18, 2013, the Company closed separate, privately negotiated exchange agreements under which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of the Company’s 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded approx. $249 million as debt and approx. $71 million as equity. As of 6/30/14, approx. $66 million remains as an unamortized debt discount.  No near-term maturities and well-spaced debt maturities  Limited exposure to higher interest rates HealthSouth is positioned with a cost-efficient, flexible capital structure… 64 $254 (3) Conv. Sr. Sub. Notes 2.0% Holders have a put option in 2020 Call schedule: • October 1, 2014 (price 103.625) • October 1, 2015 (price 101.813) • October 1, 2016 and thereafter (price 100.000) Call schedule: • February 15, 2015 (price 104.063) • February 15, 2016 (price 102.708) • February 15, 2017 (price 101.354) • February 15, 2018 and thereafter (price 100.000) • 6

65 Debt and Liquidity (1) Based on 2009 and trailing 4 quarters Adjusted EBITDA of $363.7 million and $574.6 million, respectively; reconciliation to GAAP provided on slides 62 and 96-101. June 30, Dec. 31, 2014 2013 Cash Available 65.8$ 64.5$ Revolver Total Line 600.0$ 600.0$ Less: - Draws (15.0) (45.0) - Letters of Credit (37.3) (36.5) Available 547.7$ 518.5$ Total Liquidity 613.5$ 583.0$ S&P Moodys Corporate Rating BB- Stable Ba3 Stable Revolver Rating BB+ Baa3 Senior Notes Rating BB- Ba3 $1.66 $1.51 $1.25 $1.25 $1.52 $1.49 -2 -1 0 1 2 3 4 5 6 $1.00 $1.25 $1.50 $1.75 $2.00 YE 2009 YE 2010 YE 2011 YE 2012 YE 2013 Trailing 4 Quarters 4.6x 2.6x Leverage ratio (1) Debt Outstanding (b ill io n s) Liquidity Credit Ratings

Debt Schedule (1) On November 18, 2013, the Company closed separate, privately negotiated exchange agreements under which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of the Company’s 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded approx. $249 million as debt and approx. $71 million as equity. As of 6/30/14, approx. $66 million remains as an unamortized debt discount. (2) Based on 4 Qtr. trailing and 2013 Adjusted EBITDA of $574.6 million and $551.6 million, respectively; reconciliation to GAAP provided on slides 62, 96, 97, and 101. 66 S&P Moody June 30, Dec. 31, Debt vs. (Millions) Corporate BB- Ba3 2014 2013 YE 2013 Advances under $600 million revolving credit facility, June 2018 - 1 Month LIBOR +175bps BB+ Baa3 15.0$ 45.0$ (30.0) Bonds Payable: 7.25% Senior Notes due 2018 BB- Ba3 272.3 272.4 (0.1) 8.125% Senior Notes due 2020 BB- Ba3 286.8 286.6 0.2 7.75% Senior Notes due 2022 BB- Ba3 252.4 252.5 (0.1) 5.75% Senior Notes due 2024 BB- Ba3 275.0 275.0 - 2.00% Convertible Senior Subordinated Notes due 2043 (1) 253.7 249.5 4.2 Other notes payable 44.6 47.6 (3.0) Capital lease obligations 85.9 88.9 (3.0) Long-term debt 1,485.7$ 1,517.5$ (31.8)$ Debt to Adjusted EBITDA 2.6x 2.8x (2)

Credit Agreement Key Covenants (1) 67 All Transactions are subject to no defaults under covenants and pro forma leverage of less than 4.5x and interest coverage of at least 2.75x Transaction Limitations Acquisitions No additional limitations Unsecured debt issuance No additional limitations Restricted payments: Common stock or debt purchases; common stock dividends Unlimited up to pro forma senior secured leverage ratio of 1.5x. • If greater than 1.5x, subject to an aggregate restricted payments basket (2), which was greater than $200 million at the end of Q2 2014. Restricted payments: Preferred stock purchase Unlimited up to pro forma leverage ratio of 3.0x. (1) Amendment to the credit agreement was filed as Exhibit 10.1 to Form 10-Q on July 30, 2013. Full agreement filed as Exhibit 10.2 to Form 10-Q on August 4, 2011. Senior unsecured note indentures include a restricted payments basket which generally builds yearly by 50% of the net income from continuing operations. The bond indenture restricted payments basket at the end of Q2 2014 was approx. $500 million. (2) The maximum amount limitations above are subject to increase by a “grower” basket equal to 50% of excess cash flow plus certa in other amounts including net cash proceeds from certain equity issuances. The pro forma senior secured debt leverage ratio per the credit agreement using trailing twelve-month Adjusted EBITDA at the end of Q2 2014 was less than 0.5x.

Growth 68

Demographics + population growth and changes (weighted by age) = Rehab CAGR Growth goals for the market and/or hospital Sales and Marketing Strategies • Defining “upstream” opportunities • Identifying CMS-13 discharges • “Converting” CMS-13 patients to rehab Market Dynamics • Existing IRF beds • Managed care penetration • Competition Organic Growth: A Strategic Framework 69 Bottoms-up approach to HealthSouth’s growth projections

Organic Growth: Compounded Annual Growth Rate (CAGR) (1) 70 (1) Numbers in map are for illustrative purposes only and do not represent actual results. (2)“Weighted for Rehab Services” - methodology weights growth in rehab age groups higher. % CAGR Rehab by Zip Code Weighted for Rehab Services (1) (2) Organic Growth • Demographic changes • Population growth % CAGR Weighted for Rehab Services Treasure Coast Primary 2.64% Treasure Coast SSA – Glades 1.47% Treasure Coast SSA – Martin 2.92% Okeechobee 2.34% Treasure Coast Tertiary 2.24% Combined 2.45% State of Florida 2.72% USA 2.31%

De Novo Market Selection Process 71 Active Development List Corporate Assessment Strategic Approach • Build • Buy • JV Regional President Priority Assessment “Deep Dive” Market Assessments Potential Opportunity List (160 opportunities identified) National Market Assessment (3,141 counties in 48 states studied) • Population and Demographics • IRF Conversion Rates • Acute Care Referral Sources • Inpatient Rehab Competition • Other Competitors • Payor Environment • CON/Non-CON

• No guarantee on timeframe or ultimate success • Input from design, operations and real estate • ~ Seven acres with building expansion capability • Proximity to acute-care providers • Permitting • Land • IRR • NPV • Cash payback ..... CON Approval Site Selection Cost Assessment Pro forma Financials Execution • Design • Construction NO GO GO De Novo Evaluation Process 72 Market Selection GO NO GO

Illustrative De Novo Timeline 73 Day 1 CON Process Construction With CON Permitting & Design Planning & Zoning Groundbreaking Opening Construction Permitting & Design Planning & Zoning Groundbreaking Month 20 Opening Day 1 Without CON 6 months to 3 years 20 months

Portfolio Growth: De Novo (40-50 beds) Assumptions and Timing 74 (1) Future cash payback periods may increase when the Company exhausts its NOLs (slide 57). (2) Does not include Franklin, TN; CON award is under appeal (3) Pre-opening expenses include expenses for training new employees on the clinical information system, which vary based on the timing of the first admission. All projects have minimum IRR target of 15% (pre-tax). Investment Considerations • Cash Payback (1) = 5 to 7 years • Inclusive of CON costs (where applicable) • Includes cost of CIS installation • May be structured as a joint venture • Prototype includes all private rooms • A minimum of 30 patients treated for zero revenue (Medicare certification) • Core infrastructure of building anticipates future expansion; potential to enhance returns with future bed expansion Capital Cost (millions) Low High Operational Date Location (2) Beds Construction, design, permitting, etc. $15 $17 1st Half 2016 Q1 2016 Savannah, GA Modesto, CA 50 50 Land 2 3 Q4 2014 Q4 2014 Q4 2014 Middletown, DE Newnan, GA Altamonte Springs, FL 34 50 50 Equipment (including CIS) 3 4 $20 $24 Q2 2013 Q2 2013 Littleton, CO Stuart, FL 40 34 Pre-Opening Expenses (3) (thousands) Low High Operating $325 $550 Q4 2012 Ocala, FL 40 Q4 2011 Cypress, TX 40 Salaries, wages, benefits 375 650 Q3 2010 Q2 2010 Bristol,VA Loudoun County, VA 25 40 $700 $1,200

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 Mesa Loudoun Bristol Cypress Ocala Littleton Stuart HLS Avg. 2013 Occupancy Months (1) Hospital EBITDA = earnings before interest, taxes, depreciation and amortization directly attributable to the related hospital De Novo Occupancy and EBITDA(1) Trends 75 Occupancy Sustained Positive EBITDA Range

Portfolio Growth: Acquisition Assumptions, Timing and Performance 76 (1) Future cash payback periods may increase when the Company exhausts its NOLs (slide 57). (2) Worcester, MA is an increase in equity and consolidation of Fairlawn Rehabilitation Hospital effective June 1, 2014. (3) Expect to finalize by year-end 2014 Acquisition Assumptions Investment Considerations Value Added • Price varies depending on size, market, and physical asset • Cash Payback (1) = 4 to 6 years • May be structured as a joint venture • Clinical information system is additive to the purchase price • TeamWorks approach to sales/marketing • Labor management tools and best practices • Clinical expertise • Clinical technology and programming • Supply chain efficiency • Medical leadership and clinical advisory boards All projects have minimum IRR target of 15% (pre-tax). Unit/Equity Acquisitions Location Beds Date Acquired Worcester, MA (2) 110 Q2 2014 San Antonio, TX 34 Q3 2012 Ft. Smith, AR 30 Q3 2010 Little Rock, AR 23 Q1 2010 Altoona, PA 18 Q4 2009 Arlington, TX 30 Q3 2008 IRF Acquisition Location Date Acquired Acquired Census One Year Later Census Johnson City, TN (3) Q4 2014 TBD TBD Augusta, GA Q2 2013 31 39 Cincinnati, OH Q4 2011 0 27 Sugar Land, TX Q3 2010 26 35 Las Vegas, NV Q2 2010 16 35 Vineland, NJ Q3 2008 26 31

Potential Expansion: Post-Acute Care Services 77 Acute Care Hospital Discharge Long-Term Acute Care Hospital Hospice Inpatient Rehabilitation Facility (1) Skilled Nursing Facility Home Health (1) (Highest Acuity) (Lowest Acuity) (1) For information on HealthSouth’s hospital portfolio, see slide 4. Sources: Medpac Data Book, Medpac Payment Policy, March 2012 – page 266, Medpac Databook, Medicare Program, June 2014 – pages, 111, 112, 113, 119, 121, 123, 127, 186, and 188, and Medpac Payment Policy, March 2014 – page 247 Medicare Spending (billions) $5.3 $15.1 $6.7 $28.4 $18.3 # of Discharges 140,463 1,274,000 373,000 2,396,548 3,400,000 Length of Stay 26.2 88 days 12.9 <100 days N/A # of Provider 432 3,720 1,161 15,163 12,613 F cility Ownership Mix For-Profit (77%) Non-Profit (19%) Gov't (4%) For-Profit (59%) Non-Profit (35%) Other (6%) For-Profit (26%) Non-Profit (60%) Gov't (14%) For-Profit (75%) Non-Profit (21%) Gov't (3%) For-Profit (88%) Non-Profit (12%) Hospital vs. Free-standing Free-standing (62%) Hospital Based (38%) Free-standing (72%) Hospital Based (15%) Home Based or SNF (13%) Free-standing (20%) Hospital Based (80%) Free-standing (97%) Hospital Based (3%) N/A Rural vs. Urban Urban (94%) Rural (6%) Urban (71%) Rural (29%) Urban (83%) Rural (17%) Urban (84%) Rural (16%) Urban (83%) Rural (17%)

Summary: Multiple Avenues Available for Sustained Growth • The Company continues to have excellent organic growth opportunities, including bed expansions and unit consolidations. – Nondiscretionary nature of many conditions served – Track record of consistent market share gains • Organic growth will be complemented with new IRFs (target 4 to 6 per year) – De novos and IRF acquisitions will allow entry into, and growth in, new markets. – Proven track record of success • Longer-term consideration of opportunistic, disciplined acquisitions 78 The IRF patient population is experiencing favorable long-term demographic trends: • Aging of baby boomer generation • Increased average life expectancy • Low threat of technological obsolescence (1) Center of Medicare & Medicaid Services, Medicare Trustee’s Report July 2014 – pages 11, 20, and 22 As the 1946-1965 baby boom generation reaches 65, the growth in the number of beneficiaries increases from 2% to about 3%. (1)

Operational Initiatives 79

Operational Strategy Excellence in … 80 • Care Management TeamWorks project • Identify trends and establish “best practices” for the prevention of acute care transfers • Provide a robust rehabilitation specific clinical education program for nurses and therapists • BEACON management reporting system • Standardize best practices across hospitals • Maximize hospital utilization of national procurement contracts • Safe patient handling program • Patient Satisfaction Teamworks project • Patient satisfaction survey tool through Press Ganey • CPR (Comfort, Professionalism, Respect) patient experience campaign • Customer training videos for hospital staff Clinical Care Operations Service Electronic clinical information system (CIS)

CIS Standardization Improves Patient Safety and Streamlines Operational Efficiencies 81 Pre-Admission Assessment & Approval Discharge Planning and Patient Education • Patient History • Problems and Diagnoses •Orders and Results • Plan of Care • Workflow Alerts and Reminders • Treatment and Interventions Document Imaging Charge and Registration Services • Registration • Census • Coding • Billing Quality Reporting • Uniform Data Systems • Clinical Data Warehouse • Clinical Intelligence Integrated Electronic Medical Record Referral Hospitals Coordinate Care and Engage Patients Ancillary Services Clinical Notes • Physician • Nursing • Therapy • Care Mgmt. Integrated and Bar-coded Point of Care Medication Administration Treatment Plan • Computerized Physician Order Entry (CPOE) • Clinical Decision Support (CDS) CIS Benefits and Value Proposition • Streamline sales and marketing process • Clinical charge capture efficiency • Real time awareness of therapy intensity (higher intensity associated with better outcomes) • Enterprise standardized clinical document ion a d coding processes • Workflow management, patient/resource scheduling Operational Efficiencies • Automated medication administration at the point of care • Clinical data repository (reporting and outcomes) • Real time patient condition awareness • Rule driven identification of preventable adverse medical events Patient Safety 76 • Stage setter for interoperability with referral sources and health information exchanges • Patient-centered care is a key competitive differentiator and impacts patient choice Cost-Effectiveness

CIS Benefits and Value Proposition 82 • Streamline sales and marketing process • Clinical charge capture efficiency • Real time awareness of therapy intensity (higher intensity associated with better outcomes) • Enterprise standardized clinical documentation and coding processes • Workflow management, patient/resource scheduling Operational Efficiencies • Automated medication administration at the point of care • Clinical data repository (reporting and outcomes) • Real time patient condition awareness • Rule driven identification of preventable adverse medical events Patient Safety • Stage setter for interoperability with referral sources and health information exchanges • Patient-centered care is a key competitive differentiator and impacts patient choice. Cost-Effectiveness

• Installed ACE IT in HealthSouth Rehabilitation Hospital of Northern VA hospital • Pilot project kickoff in August; designated “ACE IT” • Core team assembled; pilot hospitals identified • Cerner selected for pilot • Signed contract with Cerner for Company-wide implementation starting in 2012 • Installed ACE IT in existing HealthSouth hospital (Valley of the Sun) • Installed ACE IT in HealthSouth Rehabilitation Hospital of Cypress, TX • Installed ACE IT in 12 existing hospitals • Installed ACE IT in de novo located in Ocala, FL • Complete installation in remaining hospitals and acquired hospitals • Install ACE IT in all de novo HealthSouth hospitals • August 1, 2014 – installation now complete in 51 of our 103 inpatient rehabilitation hospitals CIS Timeline 83 2010 2011 2012 2014 - 2017 2009 2008 2006 - 2007 2005 • Restarted evaluation of three potential vendors • CIS project put on hold due to financial constraints, divestitures, and delevering • Initial vendor evaluations in 2006 • Initial request for proposal sent to six vendors; six vendors responded; three finalists were chosen 2013 • Installed ACE IT in 18 existing hospitals • Installed ACE IT in de novos located in Littleton, CO and Stuart, FL • Installation completed in 36 of 103 inpatient rehabilitation hospitals

CIS Cost • No incentive payments (i.e. “HITECH”) for inpatient rehabilitation hospitals (1) – Only acute care hospitals are eligible • Installation cost will vary by hospital depending on items such as size and physical plan. – Installation cost expected to be in a range of $1 million to $1.5 million per hospital. – Approx. 70% of the initial spend will be capital expense and the remainder will be operating expense. • Projected/estimated costs: 84 (1) The American Recovery and Reinvestment Act of 2009 (Pub. L. 111–5) provides incentive payments to eligible professionals, eligible hospitals, and critical access hospitals participating in Medicare and Medicaid programs that adopt and successfully demonstrate “meaningful use” of certified electronic health record technology. ($ millions) 2013 Actual 2014 Estimate 2015 Estimate 2016 Estimate No. of hospitals installed 20 20 20 20 Operating expenses ~$12 ~$13 ~$15 ~$16 CAPEX ~$21 ~$17 ~$22 ~$17

TeamWorks: Care Management 85 Goals • Improve operational effectiveness, patient satisfaction, and quality outcomes • Engage interdisciplinary teams • Reduce: ― Complication rates ― Cost per case ― Payor denials • Increase: ― Quality outcomes ― Patient involvement in care decisions • Standardize “Care Management” staffing (added approx. one clinical resource per hospital) 2012 was the first full year of “Care Management” implementation. Referral Management Pre- authorization / Pre-certification Patient Assessment Care Delivery & Documentation Interdisciplinary Team Process Denials & Approvals Outcomes Analysis Effective & Efficient Care Management

CPR: Comfort, Professionalism, Respect • All employees trained in the CPR campaign. • Hospital-based trained facilitators will work directly with employees. • A series of short videos is used to depict common scenarios of patient/staff situations. • Facilitator training is highly interactive, encouraging discussions among staff. 86 CPR is an in-house course designed to train all employees to realize that even minor encounters between staff and patients can have a memorable impact on the patient’s entire experience. Ultimate goal is to improve employee- to-patient interactions, leading to: • Improved patient satisfaction scores • Reduced patient complaints • More satisfied employees

87

BEACON: Management Reporting (1) 88 (1) Numbers in screen shot have been modified for presentation and do not represent actual results.  Provides regional and hospital leadership near real-time data to run the business  Benchmarking – side-by-side hospital comparison to promote best practices  Quality • Key care indicators • Patient satisfaction  Volume metrics – admissions, discharges, and daily census  Labor productivity  Other variable expenses  Accounts Receivable Beacon – “Proprietary Operation Management Tool”

BEACON: SmartSystem Analytics 89  Standardized best practices and purchasing  Optimize vendor relationships through Electronic Data Interchange (EDI) and vendor consolidation  National procurement contracts awarded through standardized RFP processes  Leverage scale to receive competitive terms and pricing  Maximizes hospital utilization of national procurement contracts  Active management of cost per patient-day ($PPD) by expense type SmartSystem -“Proprietary Supply-Chain Management and Procurement Solution”

Operational Initiatives: SmartSystem 90 90 Completed initiatives: • Dialysis • Food • Pharmacy • Office Supplies • Outside patient service • Therapy equipment • Disciplined management of supply costs while acuity is increasing • Savings have more than offset the effect of inflation. $887 $883 $869 $827 $811 $820 2009 2010 2011 2012 2013 Trailing 4 Qtrs Supply Cost per Discharge 5.4% 5.3% 5.1% 4.7% 4.6% 4.6% Supplies as a Percent of Revenue

Operational Metrics 91

• Salaries and Benefits reflects continued improvement from productivity gains and growing revenue base. • Hospital-related Expenses includes other operating (1), supplies, and occupancy. • General and Administrative excludes stock-based compensation. • Provision for Doubtful Accounts varies based on the level of pre- payment denials by Medicare Administrative Contractors. • Employees per Occupied Bed (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. Operational Metrics: Expense Efficiencies 49.7 21.8 5.1 1.7 49.1 22.0 4.8 0.9 48.4 21.5 4.5 1.0 48.6 20.8 4.3 1.2 47.9 20.7 4.1 1.1 47.8 20.4 3.9 1.4 Salaries and Benefits Hospital-related Expenses General & Administrative Provision for Doubtful Accounts 2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014 (6 mo.) (6 mo.) (6 mo.) (6 mo.) 92 (Percent of Net Operating Revenues) 3.52 3.49 3.47 3.42 3.42 3.36 EPOB (1) Excludes loss on disposal or impairment of assets

Operational and Labor Metrics (1) HealthSouth acquired an additional 30% equity interest in Fairlawn Rehabilitation Hospital in Worcester, MA from its joint venture partner. This transaction increased HealthSouth’s ownership interest from 50% to 80% and resulted in a change in accounting for this hospital from the equity method to a consolidated entity effective June 1, 2014. (see slide 103). (2) Represents discharges from HealthSouth’s 102 consolidated hospitals in Q2 2014; 101 consolidated hospitals in Q1 2014, Q4 2013, Q3 2013 and Q2 2013; 98 consolidated hospitals in Q1 2013 and Q4 2012; 97 consolidated hospitals in Q3 2012; 96 consolidated hospitals in Q2 2012 and Q1 2012. (3) Excludes approximately 400 full-time equivalents who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals. (4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. 93 Q2 (1) Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 2014 2014 2013 2013 2013 2013 2012 2012 2012 2012 2013 2012 (In Millions) Net patient revenue-inpatient 569.7$ 558.2$ 537.5$ 528.8$ 527.4$ 537.1$ 518.1$ 498.9$ 495.0$ 500.6$ 2,130.8$ 2,012.6$ Net patient revenue-outpatient and other revenues 34.7 33.0 34.6 35.2 37.1 35.5 34.8 38.1 38.4 38.0 142.4 149.3 Net operating revenues 604.4$ 591.2$ 572.1$ 564.0$ 564.5$ 572.6$ 552.9$ 537.0$ 533.4$ 538.6$ 2,273.2$ 2,161.9$ (Actual Amounts) Discharges (2) 33,620 32,889 32,906 32,307 32,645 32,130 31,695 30,569 30,719 30,871 129,988 123,854 Outpatient visits 189,540 182,170 192,474 202,479 211,207 200,471 198,139 221,648 229,152 231,243 806,631 880,182 Average length of stay 13.1 13.4 13.1 13.3 13.2 13.5 13.2 13.6 13.4 13.5 13.3 13.4 Occupancy % 70.5% 71.9% 68.6% 69.0% 69.9% 72.4% 68.2% 68.3% 69.2% 70.7% 69.3% 68.2% # of licensed beds 6,884 6,825 6,825 6,789 6,777 6,646 6,656 6,598 6,538 6,500 6,825 6,656 Occupied beds 4,853 4,907 4,682 4,684 4,737 4,812 4,539 4,506 4,524 4,596 4,730 4,539 Full-time equivalents (FTEs) (3) 16,374 16,209 16,159 16,213 16,180 15,819 15,617 15,545 15,378 15,271 16,093 15,453 Contract labor 99 83 72 76 72 85 73 61 56 69 76 65 Total FTE and contract labor 16,473 16,292 16,231 16,289 16,252 15,904 15,690 15,606 15,434 15,340 16,169 15,518 EPOB (4) 3.39 3.32 3.47 3.48 3.43 3.31 3.46 3.46 3.41 3.34 3.42 3.42 Full Year

Payment Sources (Percent of Revenues) 94 2014 2013 2014 2013 2013 2012 2011 Medicare 74.1% 74.6% 74.7% 74.6% 74.5% 73.4% 72.0% Medicaid 1.8% 1.0% 1.5% 1.1% 1.2% 1.2% 1.6% Workers' compensation 1.2% 1.2% 1.2% 1.3% 1.2% 1.5% 1.6% Managed care and other discount plans, including Medicare Adv antage(1) 18.7% 18.4% 18.4% 18.4% 18.5% 19.3% 19.8% Other third-party payors 1.7% 1.7% 1.6% 1.7% 1.8% 1.8% 2.0% Patients 0.9% 1.2% 1.0% 1.2% 1.1% 1.3% 1.2% Other income 1.6% 1.9% 1.6% 1.7% 1.7% 1.5% 1.8% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Q2 6 months Full Year (1) Managed Medicare revenues represent ~ 7%, 8%, 8%, 8%, 8%, 8%, and 7% of total revenues for Q2 2014, Q2 2013, 6 months 2014, 6 months 2013, and full-years 2013, 2012, 2011, respectively.

Reconciliations to GAAP 95

Reconciliation of Net Income to Adjusted EBITDA (1) (1)(2) – See notes on slide 101. (in millions, except per share data) Total Per Share Total Per Share Total Per Share Net income 61.5$ 97.9$ 159.4$ Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.1 (3.8) (3.7) Net income attributable to noncontrolling interests (14.8) (14.8) (29.6) Income from continuing operations attributable to HealthSouth (2) 46.8 $0.48 79.3 $0.81 126.1 $1.29 Gov't., class action, and related settlements - (0.8) (0.8) Pro fees - acct, tax, and legal 1.6 2.0 3.6 Prov ision for income tax expense 32.8 36.5 69.3 Interest expense and amortization of debt discounts and fees 27.9 27.8 55.7 Depreciation and amortization 26.4 26.4 52.8 Gain related to consolidation of Fairlawn Rehabilitation Hospital - (27.2) (27.2) Other, including net noncash loss on disposal or impairment of assets 1.3 1.7 3.0 Stock-based compensation expense 7.3 7.0 14.3 Adjusted EBITDA (1) 144.1$ 152.7$ 296.8$ Weighted average common shares outstanding: Basic 87.3 86.7 87.0 Diluted 100.9 100.6 100.8 Q1 Q2 6 Months 2014 96

Reconciliation of Net Income to Adjusted EBITDA (1) (1)(2) – See notes on slide 101. (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net income 65.9$ 179.0$ 72.3$ 64.2$ 381.4$ Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.4 (0.1) 0.9 (0.1) 1.1 Net income attributable to noncontrolling interests (14.6) (13.8) (14.1) (15.3) (57.8) Income from continuing operations attributable to HealthSouth (2) 51.7 0.48$ 165.1 1.66$ 59.1 0.59$ 48.8 (0.31)$ 324.7 2.59$ Gov't, class action, and related settlements - (2.0) (21.3) (0.2) (23.5) Pro fees - acct, tax, and legal 1.4 2.2 4.2 1.7 9.5 Provision for income tax expense (benefit) 33.5 (86.5) 35.2 30.5 12.7 Interest expense and amortization of debt discounts and fees 24.2 24.4 25.3 26.5 100.4 Depreciation and amortization 22.1 23.1 24.3 25.2 94.7 Loss on early extinquishment of debt - - - 2.4 2.4 Other, including net noncash loss on disposal of assets 0.1 1.7 2.5 1.6 5.9 Stock-based compensation expense 6.3 6.5 6.2 5.8 24.8 Adjusted EBITDA (1) 139.3$ 134.5$ 135.5$ 142.3$ 551.6$ Weighted average common shares outstanding: Basic 94.0 86.1 86.2 86.4 88.1 Diluted 107.1 99.8 100.4 100.8 102.1 2013 Full YearQ1 Q2 Q3 Q4 97

Reconciliation of Net Income to Adjusted EBITDA (1) (1)(2) – See notes on slide 101. (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net income 56.8$ 59.9$ 59.9$ 59.3$ 235.9$ Loss (income) from disc ops, net of tax, attributable to HealthSouth 0.4 (3.5) 0.5 (1.9) (4.5) Net income attributable to noncontrolling interests (12.6) (13.2) (12.8) (12.3) (50.9) Income from continuing operations attributable to HealthSouth (2) 44.6 0.39$ 43.2 0.38$ 47.6 0.44$ 45.1 0.41$ 180.5 1.62$ Gov't, class action, and related settlements - - (3.5) - (3.5) Pro fees - acct, tax, and legal 3.6 5.5 4.1 2.9 16.1 Provision for income tax expense 29.1 26.9 28.1 24.5 108.6 Interest expense and amortization of debt discounts and fees 23.3 23.0 23.5 24.3 94.1 Depreciation and amortization 19.5 20.0 21.3 21.7 82.5 Loss on early extinguishment of debt - - 1.3 2.7 4.0 Gain on consolidation of St. Vincent Rehabilitation Hospital - - (4.9) - (4.9) Other, including net noncash loss on disposal of assets 0.8 0.6 1.6 1.4 4.4 Stock-based compensation expense 6.1 5.9 6.1 6.0 24.1 Adjusted EBITDA (1) 127.0$ 125.1$ 125.2$ 128.6$ 505.9$ Weighted average common shares outstanding: Basic 94.5 94.6 94.7 94.7 94.6 Diluted 108.7 108.0 108.1 108.0 108.1 2012 Full YearQ1 Q2 Q4Q3 98

Reconciliation of Net Income to Adjusted EBITDA (1) (1)(2) – See notes on slide 101. 99 (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Total Per Share Net income 91.5$ 32.3$ 68.3$ 62.5$ 254.6$ (Income) loss from disc ops, net of tax, attributable to HealthSouth (17.6) (2.5) (34.8) 5.0 (49.9) Net income attributable to noncontrolling interests (11.7) (10.4) (11.3) (12.5) (45.9) Income from continuing operations attributable to HealthSouth (2) 62.2 0.57$ 19.4 0.14$ 22.2 0.17$ 55.0 0.50$ 158.8 1.39$ Gov't, class action, and related settlements - (10.6) - (1.7) (12.3) Pro fees - acct, tax, and legal 3.8 8.4 4.0 4.8 21.0 Provision for income tax (benefit) expense (7.4) 11.2 18.1 15.2 37.1 Interest expense and amortization of debt discounts and fees 35.1 34.9 26.3 23.1 119.4 Depreciation and amortization 19.5 19.6 19.5 20.2 78.8 Loss on early extinguishment of debt - 26.1 12.7 - 38.8 Net noncash loss on disposal of assets 0.1 1.0 2.8 0.4 4.3 Stock-based compensation expense 4.2 5.3 4.9 5.9 20.3 Adjusted EBITDA (1) 117.5$ 115.3$ 110.5$ 122.9$ 466.2$ Weighted average common shares outstanding: Basic 93.1 93.3 93.3 93.3 93.3 Diluted 109.0 109.5 109.2 109.1 109.2 2011 Q1 Q2 Full YearQ3 Q4

Reconciliation of Net Income to Adjusted EBITDA (1) (in millions, except per share data) Total Per Share Total Per Share Net income 128.8$ 939.8$ Income from disc ops, net of tax, attributable to HealthSouth (17.7) (9.2) Net income attributable to noncontrolling interests (34.0) (40.8) Income from continuing operations attributable to HealthSouth (2) 77.1 0.57$ 889.8 8.20$ Gov't, class action, and related settlements 36.7 1.1 Pro fees - acct, tax, and legal 8.8 17.2 Loss on interest rate swaps 19.6 13.3 Provision for income tax benefit (2.9) (740.8) Interest expense and amortization of debt discounts and fees 125.7 125.6 Depreciation and amortization 67.6 73.1 Impairment charges, including investments 1.4 - Net noncash loss on disposal of assets 3.4 1.4 Loss on early extinguishment of debt 12.5 12.3 Stock-based compensation expense 13.4 16.4 Other 0.4 0.2 Adjusted EBITDA (1) 363.7$ 409.6$ Weighted average common shares outstanding: Basic 88.8 92.8 Diluted 103.3 108.5 2009 2010 (1)(2) – See notes on slide 101. 100

Reconciliation Notes for Slides 96-100 and 102 101 1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth. 2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the quarterly dividend on the convertible perpetual preferred stock, income allocated to participating securities, and the repurchase premium on shares of preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to the convertible senior subordinated notes and our convertible perpetual preferred stock.

102 Total Per Share Total Per Share Total Per Share Net income 97.9$ 70.7$ 27.2$ Income from discops, net of tax, attributable to HealthSouth (3.8) (3.8) - Net income attributable to noncontrolling interests (14.8) (14.5) (0.3) Income from continuing operations attributable to HealthSouth (2) 79.3 0.81$ 52.4 0.54$ 26.9 0.27$ Gov't, class action, and related settlements (0.8) (0.8) - Pro fees—acct, tax, and legal 2.0 2.0 - Provision for income tax expense 36.5 35.0 1.5 Interest expense and amortization of debt discounts and fees 27.8 27.8 - Depreciation and amortization 26.4 26.2 0.2 Gain on consolidation of Fairlawn Rehabilitation Hospital (27.2) - (27.2) Other, including net noncash loss on disposal or impairment of assets 1.7 1.7 - Stock-based compensation expense 7.0 7.0 - Adjusted EBITDA 152.7$ 151.3$ 1.4$ Weighted average common shares outstanding: Basic 86.7 86.7 - Diluted 100.6 100.6 - Fairlawn Rehabilitation Hospital Fairlawn Rehabilitation Hospital as Consolidated Entity (3) as Equity Method Entity (3) DifferenceAs Reported or Ownership Change Q2 2014 Q2 2014 Without Accounting Reconciliation of Net Income to Adjusted EBITDA (1) - Impact of Consolidation of Fairlawn Rehabilitation Hospital (1)(2) – Notes on page 101 (3) HealthSouth acquired an additional 30% equity interest in Fairlawn Rehabilitation Hospital in Worcester, MA from its joint venture partner. This transaction increased HealthSouth’s ownership interest from 50% to 80% and resulted in a change in accounting for this hospital from the equity method to a consolidated entity effective June 1, 2014.

Operational and Labor Metrics – Impact of Fairlawn Rehabilitation Hospital Consolidation 103 Fairlawn Rehabilitation Hospital as Consolidated Entity(1) Fairlawn Rehabilitation Hospital as Equity Method Entity(1) Q2 2014 As Reported Q2 2014 Without Accounting or Ownership Change Difference Net patient revenue-inpatient 569.7$ 565.3$ 4.4$ Net patient revenue-outpatient and other revenues 34.7 34.6 0.1 Net operating revenues 604.4$ 599.9$ 4.5$ Discharges (2) 33,620 33,415 205 Outpatient v isits 189,540 188,691 849 Average length of stay (days) 13.1 13.1 - Occupancy % 70.5% 71.1% (0.6%) # of licensed beds 6,884 6,774 110 Occupied beds 4,853 4,816 37 Full-time equivalents (FTEs) (2) 16,374 16,276 98 Contract labor 99 99 - Total FTE and contract labor 16,473 16,375 98 EPOB (2) 3.39 3.40 (0.01) Actual Amounts (In Millions) (1) HealthSouth acquired an additional 30% equity interest in Fairlawn Rehabilitation Hospital in Worcester, MA from its joint venture partner. This transaction increased HealthSouth’s ownership interest from 50% to 80% and resulted in a change in accounting for this hospital from the equity method to a consolidated entity effective June 1, 2014. (2) See footnotes on slide 93.